Purchase and Sale Agreement

This Purchase and Sale Agreement ("Agreement") is made and entered into October 1, 2014 by and between **Transfac Capital, Inc.**, a Nevada, corporation located at 257 East 200 South, Suite 350, Salt Lake City, Utah 84111 ("Transfac") **ESP Petrochemicals, Inc.**, a Louisiana corporation located at 1003 S. Hugh Wallis Road, Suite G-1, Lafayette, Louisiana 70508 ("Client"), and each of David Dugas, Tony Primeaux, ESP Resources, Inc., a Nevada corporation and ESP Ventures, Inc., a Delaware corporation.

WHEREAS, Client entered into that certain Accounts Receivable Financing Agreement dated as of May 26, 2011 between Client and Crestmark Commercial Capital Lending LLC, a Michigan limited liability company ("Crestmark"), as amended by the Amendment to Accounts Receivable Financing Agreement dated as of June 5, 2012, the Second Amendment to Accounts Receivable Financing Agreement dated as of August 2, 2012, and the Third Amendment to Accounts Receivable Financing Agreement dated as of November 13, 2012 ("the Accounts Financing Agreement"), and the other agreements and documents described on Exhibit "A" attached hereto and incorporated herein by this reference ("the Financial Documents"); and,

WHEREAS, the Financial Documents include, without limitation, the Validity Guaranty ("Dugas Validity Guaranty") dated as of May 24, 2011 from David Dugas ("Dugas"), the Validity Guaranty ("Primeaux Validity Guaranty") dated as of May 24, 2011 from Tony Primeaux ("Primeaux"), the Corporate Guaranty ("ESP Nevada Guaranty") dated as of May 24, 2011 from ESP Resources, Inc., a Nevada corporation ("ESP Nevada") and the Corporate Guaranty ("ESP Ventures Guaranty") dated as of May 24, 2011 from ESP Ventures, Inc., a Delaware corporation ("ESP Ventures"); and

WHEREAS, Transfac acquired the Financial Documents from Crestmark and the financing relationship between Client and Transfac pursuant to that certain ASSIGNMENT OF ACCOUNTS AND FINANCIAL DOCUMENTS by and between Crestmark and Transfac and consent to by Client as of August 28, 2013, a true and correct copy of which is attached as Exhibit "B" hereto and incorporated herein by this reference ("the Assignment Agreement"); and,

WHEREAS, Transfac and Client desire to amend and restate the Accounts Financing Agreement, subject to the consent of Duga, Primeaux, ESP Nevada and ESP Ventures (collectively, the "Guarantors" and each respectively, a "Guarantor") and subject further to each of the Guarantors agreeing to amend and restate their respective Guaranty's referenced above.

NOW THEREFOR, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend and restate the Account Financing Agreement, in entirety as of the date hereof, as follows:

1. Definitions. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. Terms defined in the UCC shall have the meanings set forth in the UCC, except as otherwise defined herein. As used herein, the term:

"Acceptable Account" means an Account of Client conforming to the representations, warranties, and requirements of Section 14, Acceptable Account.

"Account" shall have the meaning set forth in the UCC.

"Account Debtor" shall have that meaning set forth in the UCC.

"Account Due Date" means ninety (90) days from the date of the invoice evidencing the Account.

"Advance" means a payment of any portion of the Purchase Price to or on behalf of Client.

"Advance Rate" means ninety percent (90%), or such other percent as may be determined from time to time by Transfac in its sole discretion. Transfac may set different Advance Rates for different Account Debtors, in its sole discretion.

"Authorized Overadvance" means an Overadvance which Transfac elects to treat as an Authorized Overadvance.

"Authorized Overadvance Rate" means a daily rate as set forth from time to time by Transfac.

"Avoidance Claim" means the assertion, complaint, judgment or otherwise against Transfac, that any payment Transfac received with respect to any Account, whether the amount related thereto was paid by the Account Debtor, Client, on behalf of Client or for its benefit, or any lien granted to Transfac is avoidable (or recoverable from Transfac) under the United States Bankruptcy Code, any other debtor relief statute, including, but not limited to, preference claims, fraudulent transfer claims, or through receivership, assignment for the benefit of creditors or any equivalent recovery law, rule or regulation which relates to the adjustment of debtor and creditor relations.

"Banking Business Day" means any day not a Saturday, Sunday, or legal holiday in the State of Utah, or day on which national banks in the State of Utah are authorized to close.

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Initials

"Chargeback Account" means an outstanding Purchased Account which is past the Account Due Date or is determined to no longer be an Acceptable Account.

"Collateral" means all of Client's now owned, or hereafter acquired: Accounts, Goods, Equipment, Inventory, Financial Assets, Chattel Paper, Electronic Chattel Paper, Letters of Credit, Letter of Credit Rights, General Intangibles, Investment Property, Deposit Accounts, Instruments, the Reserve Account, Commercial Tort Claims, Supporting Obligations, motor vehicles, all books, records, files and computer data related to the foregoing, and all Proceeds of the foregoing.

"Collected Payments" means collections and payments received by Transfac on Accounts of Client, less all Fees and Charges, amounts due and payable to Transfac by Client, deductions and setoffs. Credits for Collected Payments shall be provisional and subject to final payment and collection of the deposited item. For purposes of this Agreement, Collected Payments will not be deemed collected by Transfac until five (5) business days after the check or other payment therefore is received by Transfac.

"Contract Term" means a period of two (2) years commencing on the date of this Agreement and thereafter successive periods of one (2) years commencing upon completion of each prior Contract Term.

"Daily Funds Rate" means the Prime Rate plus four percent (4%) divided by three hundred sixty (360).

"Default Rate" means one hundred sixty seven thousands of one percent (0.167%) per diem.

"Event of Default" shall have the meaning set forth in Section 25, Default and Remedies.

"Face Amount" means the total amount due specified on an Account's invoice, at the time of purchase, less any Fees and Charges.

"Fees and Charges" means the fees and charges set forth in Section 5, Contractual Fees and Charges, and the Supplemental Fee.

"Invalid Invoice Fee" means ten percent (10%) of the Face Amount of any purchased Account as liquidated damages for failure to comply with Section 14, Acceptable Account, of this Agreement.

"Maximum Advances" means the maximum aggregate amount of Outstanding Advances, which amount shall not exceed four million dollars ($4,000,000.00), or such other amount as may be determined from time to time by Transfac in its sole discretion.

"Missing Notation Fee" means ten percent (10%) of the amount of any purchased Account as liquidated damages for failure to comply with Section 13(a), Collection Procedures, of this Agreement.

"Monthly Minimum Fee" means an amount equal to one quarter of one percent (.25%) of the Maximum Advances for each month of the Contract Term.

"Obligations" means and includes each and all of the following: the obligation to pay and perform when due all debts and all obligations, liabilities, covenants, agreements, guaranties, warranties and representations of Client to Transfac, of any and every kind and nature, whether heretofore, now or hereafter owing, arising, due or payable from Client to Transfac; howsoever created, incurred, acquired, arising or evidenced; whether primary, secondary, direct, absolute, contingent, fixed, secured, unsecured, or otherwise; whether as principal or guarantor; liquidated or unliquidated; certain or uncertain; determined or undetermined; due or to become due; as a result of present or future advances or otherwise; joint or individual; pursuant to or caused by Client's breach of this Agreement, or any other present or future agreement or instrument, or created by operation of law or otherwise; evidenced by a written instrument or oral; created directly between Client and Transfac or owed by Client to a third party and acquired by Transfac from such third party; monetary or nonmonetary.

"Online Reporting Service" means the system set up on Transfac's website where Client provides Transfac with the pertinent data necessary for Transfac to purchase Accounts under this Agreement and to otherwise administer this Agreement.

"Online Statement of Account" shall have that meaning in Section 9, Application of Payments; Online Statement of Account.

"Origination Fee" means zero percent (0%) of the Maximum Advances

"Outstanding Advances" means Advances for which Transfac has not received Collected Payments in full and includes Advances against Chargeback Accounts for which Collected Payments in full have not been received and the full re-purchase price has not been paid.

"Overadvance" means: (a) the amount by which the Outstanding Advances exceed the Maximum Advances; (b) the amount by which the Outstanding Advances exceed Purchased Accounts which are not Chargeback Accounts multiplied by the Advance Rate; and (c) the amount exceeding the Reserve Account as applied according to Section 6, Re-Purchase Obligation and Chargeback Accounts.

"Payment Conversion Fee" means liquidated damages: (i) if Client fails to tender to Transfac any payment received by Client on a Purchased Account within three (3) Banking Business Days, as required in this Agreement, but nevertheless Client voluntarily tenders the payment to Transfac thereafter, or if Client deposits or negotiates the received payment, the greater of fifteen percent (15%) of the Face Amount of such Purchased Account or one hundred dollars ($100.00); or (ii) if Client fails to tender to Transfac any payment received by Client on a Purchased Account within three (3) Banking Business Days, as required in this Agreement, and Transfac discovers on its own that Client received the payment and has failed to voluntarily tender such payment to Transfac, the greater of forty percent (40%) of the Face Amount of such Purchased Account or three hundred fifty dollars ($350.00).

"Prime Rate" means the prime rate as announced by JPMorgan Chase Bank, N.A., or such other bank Transfac chooses in its sole discretion if JPMorgan Chase Bank, N.A. no longer announces a Prime Rate, adjusted from time to time as of the date of any change in the Prime Rate.

"Purchase Price" of an Account means the Face Amount of an Account, less all interest on Advances against the Purchase Price, and less the Fees and Charges.

"Purchased Account" means an Account that has been purchased by Transfac pursuant to Section 2, Purchase of Accounts.

"Required Reserve Amount" means the cumulative total of the respective Reserve Percentage for each Purchased Account multiplied by the unpaid balance of each such Purchased Account.

"Reserve Account" means the bookkeeping account(s) on the books of Transfac, as deemed necessary or appropriate by Transfac, to ensure Client's performance with the provisions hereof.

"Reserve Percentage" means ten percent (10%), or such other percentage as Transfac shall deem appropriate, in its sole discretion.

"Reserve Shortfall" means the amount by which the Reserve Account is less than the Required Reserve Amount.

"Serviced Account" means all Accounts of Client which are not Purchased Accounts, except as designated otherwise in writing by Transfac.

"Servicing Fee" shall have the meaning set forth in Section 5, Contractual Fees and Charges.

"Settlement Date" means dates set by Transfac, which dates shall be at least weekly.

"Supplemental Fee" is a shortfall fee based on the Monthly Minimum Fee multiplied by the Servicing Fees, prorated for the first and last months of this Agreement.

"UCC" means the Uniform Commercial Code, as adopted now or in the future in the State of Utah.

2. Purchase of Accounts.

Client shall submit Accounts for purchase by submitting a Schedule of Accounts and Bill of Sale, copies of the invoices listed on the Schedule of Accounts and Bill of Sale, and supporting documentation for such invoices as requested by Transfac.

Transfac may purchase from Client such Acceptable Accounts as Transfac elects and shall notify Client which Accounts are purchased by providing reports to Client. All purchases shall be subject to the terms and conditions of this Agreement. Transfac is under no obligation to purchase any Account from Client and all purchases under this Agreement shall be within Transfac's sole discretion.

Each purchase by Transfac shall be a true purchase with transfer of all legal and equitable title and shall not be deemed to be a loan. The Accounts shall be the sole and exclusive property of Transfac, and Client shall thereafter have no right, title or interest in or to Purchased Accounts or payments thereof.

3. Purchase Price of Accounts.

The Purchase Price for an Account shall be payable as follows: (i) an amount equal to the Face Amount of the Account multiplied by the Advance Rate shall be payable as an Advance upon purchase of the Account by Transfac; and (ii) the balance of the Purchase Price shall be payable after receipt of Collected Payments in full for the Purchased Account, such balance to be paid on the next Settlement Date; provided, however, that, notwithstanding anything to the contrary in this Agreement, Transfac shall not be obligated to make any Advance if, after making the Advance, the amount of all Outstanding Advances will exceed the Maximum Advances.

4. Serviced Accounts.

No Advances shall be made against Serviced Accounts. Except as otherwise agreed in writing by Transfac, all Serviced Accounts shall be subject to the collection procedures set forth in Section 13, Collection Procedures.

Collected Payments on Serviced Accounts shall be paid to Client on the next Settlement Date.

5. Contractual Fees and Charges.

Client shall pay Transfac the following fees and charges, which fees and charges may be deducted from Advances, Collected Payments or the Reserve Account. Client shall pay Transfac all accrued fees and charges upon demand.

a. The Origination Fee and the Supplemental Fee;

b. The Servicing Fee which is the greater of: (i) seventy five hundredths of one percent (.75%) of the Face Amount of each invoice evidencing a Purchased Account for each thirty (30) days, due and payable upon, the earlier of (a) receipt of Collected Payments paying the Account or (b) the date the Account becomes a Chargeback Account; or (ii) ten dollars ($10.00) for each such invoice (the "Servicing Fee"). Client shall pay the Servicing Fee for all Purchased Accounts and Serviced Accounts.

c The Daily Funds Rate shall accrue on Outstanding Advances, both before and after judgment, from the date of disbursement until receipt of Collected Payments.

d. Upon the occurrence of an Event of Default, the Default Rate, shall be charged on all Outstanding Advances, both before and after judgment, until receipt of Collected Payments.

The Servicing Fee, and other fees and charges are for administration of the Accounts, collection of the Accounts, and administration of this Agreement. Fees are not intended to be and shall not be construed to be interest.

Client shall pay all other fees and charges allowable under this Agreement immediately upon assessment, including but not limited to the Invalid Invoice Fee, Missing Notation Fee, and Payment Conversion Fee.

Transfac may, upon prior notice to Client, change any fee or charge.

6. Re-Purchase Obligation and Chargeback Accounts.

In the event that a Purchased Account is not paid in full by the Account Due Date or if at any time Transfac determines that a Purchased Account is no longer an Acceptable Account, Transfac may charge such Purchased Account against the Reserve Account. If the Reserve Account is inadequate to cover such Purchased Account, such Purchased Account shall automatically become a Chargeback Account unless Transfac elects, in its sole discretion, to treat the Chargeback Account as an Authorized Overadvance.

Transfac shall charge the Chargeback Account to the Reserve Account. In the event that the Reserve Account is not sufficient to cover the Chargeback Account, Client shall immediately pay to Transfac an amount sufficient to re-purchase the Chargeback Account by paying Transfac the amount of the Outstanding Advance against the Chargeback Account, plus the Daily

Funds Rate, the Servicing Fee, and all other Fees and Charges thereon. Effective on the date of chargeback, the Daily Funds Rate shall be replaced by the Default Rate on the unpaid Chargeback Account

7. Overadvances and Authorized Overadvances.

If at any time an Overadvance exists, Client shall immediately pay to Transfac an amount equal to the Overadvance, unless Transfac elects, in its sole discretion, to treat the Overadvance as an Authorized Overadvance. If the Overadvance is not immediately paid, Fees and Charges shall accrue on the Overadvance, both before and after judgment, from the date of creation of the Overadvance until paid, at the Default Rate, which shall be immediately due and payable. If Transfac elects to treat the Overadvance as an Authorized Overadvance, the Authorized Overadvance and Fees and Charges thereon shall be due and payable upon demand or as otherwise agreed by Transfac. Fees and Charges shall accrue on the Authorized Overadvance, both before and after judgment, from the date of creation of the Authorized Overadvance until paid, at the Authorized Overadvance Rate.

8. Reserve Account.

Transfac may apply a portion of any Purchase Price to the Reserve Account in the amount of the Reserve Shortfall. Client shall pay to Transfac on demand the amount of any Reserve Shortfall.

Transfac may, in its sole discretion, pay to Client any amount by which collected funds in the Reserve Account are greater than the Required Reserve Amount; provided that no Event of Default exists hereunder, and provided further that Transfac, in its sole discretion and acting in good faith, has no concerns about Client's ability to perform its Obligations hereunder.

Transfac may charge the Reserve Account with any obligation arising hereunder, including any amounts due from Client to Transfac hereunder. Transfac may pay any amounts due Client hereunder by a credit to the Reserve Account. Upon termination of this Agreement as set forth in Section 19, Renewal of Contract Term and Termination of Purchases, and after payment of all amounts owing to Transfac by Client, any balance of the Reserve Account shall be paid to Client, provided that if Transfac has reasonable grounds to believe that any collections or other payments received by Transfac may be dishonored, voided, or preferential, or claims may be made against Transfac for which Client would be liable, Transfac may continue to hold the Reserve Account so long as such matters are outstanding and unresolved.

Transfac shall have no obligation to segregate, not commingle, or otherwise account for the use of the Reserve Account. Client shall not be entitled to any interest on the Reserve Account. The Reserve Account shall be a conditional obligation owed to Client by Transfac, payable in accordance with the terms and conditions of this Agreement.

9. Application of Payments and Collections; Online Statement of Account.

Checks, instruments, wire transfers and all other non-cash payments delivered to Transfac in payment or on account for the Obligations, constitute conditional payment only until such items are actually paid in cash to Transfac or the funds clear, for the purpose of computing Fees and Charges earned by Transfac under this Agreement. All payments made by or on behalf of, and all credits due to Client, may be applied and reapplied in whole or in part to any of the Obligations to such extent and in such manner as Transfac shall determine in its sole discretion. Any payments received on any Account not factored by Transfac shall be placed in the Reserve Account.

Transfac may post all of Client's account activity on Transfac's website, which shall constitute Client's Online Statement of Account. Unless the parties agree to otherwise in writing, Transfac shall not send Client any hard copies of any activities which constitute Client's Online Statement of Account. Provided that there is no Event of Default, Transfac shall provide Client with continuous access to view the Online Statement of Account. Client shall be solely responsible for checking its Online Statement of Account. If Client disputes any entry on the Online Statement of Account, or a written statement of account, it shall, within thirty (30) days after the first posting of the event, or sending the written statement of account, send to Transfac a written exception to such event. Unless Transfac receives a timely written exception to the activity posted to the Online Statement of Account, or contained in any statement of account, within thirty (30) days after it is first posted, or mailed, the Online Statement of Account, or statement of account, shall become an account stated and be deemed accepted by Client and shall be conclusive and binding upon Client.

10. Setoff and Deduction by Transfac.

As to all amounts owing to Transfac by Client, Transfac may: (i) deduct such amount from Collected Payments received on Accounts; (ii) setoff and deduct such amount against Advances or any amount owing by Transfac to Client; (iii) demand payment from Client whereupon Client shall promptly pay such amount to Transfac; or (iv) exercise any combination of the alternatives set forth in this Section or available under this Agreement, at law, or in equity.

11. Excess Fees.

It is the intent of the parties to comply with any usury law applicable to this Agreement and to all amounts owing pursuant to this Agreement and it is understood and agreed that in no event and upon no contingency shall Client or any guarantor be required to pay interest in excess of the rate allowed by any laws of any state which are determined to be applicable and governing. The intention of the parties being to conform strictly to any applicable usury laws, this Agreement shall be held to be subject to reduction to the amount allowed under any applicable and governing usury laws as now or hereafter construed by the courts having jurisdiction. In the event that a court having jurisdiction determines that Transfac received any interest under this Agreement in excess of any highest permissible rate under any applicable and governing law, such excess interest (including simple interest thereon at the highest permissible rate which is applicable and governing) shall be promptly applied to the amounts owing by Client hereunder and then to Outstanding Advances. To the extent such excess interest is greater than such amounts, Transfac shall promptly remit such overage to Client.

12. Reports and Audits.

Upon request, which request may be made as frequently as determined by Transfac, Client will promptly submit to Transfac a current Account Debtor list, which shall include the name, address, contact person name, phone number, email, and fax number for each active Account Debtor and such other records and reports concerning its Accounts, Inventory, the Collateral, and operations as may be requested by Transfac.

Client shall, at any reasonable time and from time to time, permit Transfac or any representative of Transfac to conduct field audits, examine, audit, and make copies of and extracts from the records and books of, and visit and inspect the Collateral, properties and assets of Client, and to discuss the affairs, finances, and Accounts of Client with any of Client's officers, directors, and partners and with Client's independent accountants.

13. Collection Procedures.

a. Each invoice shall be stamped or printed with a notice, in a form acceptable to Transfac, stating that the Account is payable to Transfac and providing payment instructions. In the event that Client sends to an Account Debtor any invoice which does not contain the acceptable notation, it will be impracticable or extremely difficult to determine the resulting damages suffered by Transfac. It is therefore agreed that Client shall immediately pay to Transfac as liquidated damages the Missing Notation Fee. Except as agreed otherwise in writing by Transfac, Transfac shall have the exclusive right to collect and to receive all payments on all Purchased Accounts and Serviced Accounts whether purchased by Transfac or otherwise and receive payments thereon. Client shall not otherwise bill for, submit any invoice, or otherwise attempt to collect any Purchased Account or Serviced Account, except as authorized in writing by Transfac. Transfac is authorized to notify Account Debtors of the assignment and purchase of Client's Accounts and to direct Account Debtors to make all payments on Purchased Accounts and Serviced Accounts directly to Transfac.

b. Client authorizes Transfac to contact Account Debtors concerning verification and payment of Accounts.

c. All collections of Purchased Accounts and Serviced Accounts shall be handled by Transfac. Collection of Accounts in a commercially reasonable manner does not require, and Transfac is not obligated, to commence any legal action, including the sending of an attorney's demand letter, to collect any Account. Client acknowledges and agrees that Transfac is not a collection agency and will not provide debt collection services for Client's Accounts. If any Purchased Account or Serviced Account is not timely paid, Transfac may, but is not obligated to, engage a collection agency, attorney or other service provider to collect Purchased Accounts or Serviced Accounts. All commissions, fees and charges of any such collection agency, attorney or other service provider shall be paid by Client and shall become part of the Obligations.

d. Client shall promptly and completely respond to all requests from Transfac for any information or records requested to assist in collection of Accounts. If Client fails to respond to any request within a reasonable time frame, Transfac may deem the Account to no longer be an Acceptable Account.

e. Upon inquiry from an Account Debtor or upon request of Transfac, Client shall notify the Account Debtor to make payment directly to Transfac.

f. Any payments received by Client on Purchased Accounts shall be held in trust by Client for Transfac. In the event an Account Debtor makes payment to Client on any Purchased Account, Client shall immediately notify Transfac of the payment and deliver the payment to Transfac. If payment is made by check or similar instrument, such instrument shall be immediately delivered to Transfac in the form received without negotiation. The parties agree that if any payment on account of a Purchased Account is not negotiated or tendered to Transfac within three (3) Banking Business Days of receipt by Client, it will be impracticable or extremely difficult to determine the resulting damages suffered by Transfac. It is therefore agreed that in the event of such a breach by Client, Client shall immediately pay Transfac the Payment Conversion Fee as liquidated damages for Client's breach of the foregoing warranty.

g. Client shall immediately notify Transfac of any dispute concerning any Purchased Account or Serviced Account and of any bankruptcy filing, lien, garnishment or other legal action concerning any Purchased Account, Serviced Account or Account Debtor.

h. Transfac may, but has no duty to, and Client hereby authorizes Transfac to, execute and file, on behalf of Client or in Transfac's name, mechanic's liens and all other notices and documents to create, perfect, preserve, foreclose and/or release any lien for work performed or materials provided to improve real property. Except as otherwise instructed by Transfac, Client is authorized to file any such mechanic's liens and other notices and documents in Client's discretion.

14. Acceptable Account.

An Acceptable Account must meet, at least, all of the following requirements and conditions unless waived in writing by Transfac.

a. Client has sole and unconditional good title to the Account and any goods sold to create the Account are free from any other security interest, assignment, lien or other encumbrance of any type.

b. The Account is a bona fide, valid, genuine, and enforceable obligation of the Account Debtor for the amount identified on the records of Client and there have not been, and there will not be, any payments, deductions (including over, short, and damage claims), credits, discounts, payment terms, or other modifications or reductions in the amount owing on such Account except as reported to Transfac in writing prior to making an Advance based on the Account.

c. The Account must be submitted to Transfac within seven (7) days of the date the goods are sold or the services performed giving rise to the Account are completed, except as otherwise agreed by Transfac.

d. There are no defenses or setoffs to payment of the Account which can be asserted by way of defense or counterclaim against Client or Transfac.

e. The Account is not a contra-account and is not for sale by consignment.

f. The Account will be timely paid in full by the Account Debtor.

g. There have been no extensions, modifications, or other agreements relating to payment of such Account except as reported to Transfac in writing prior to making an Advance.

h. Any services performed or goods sold which give rise to the Account have been completed and delivered and have been rendered or sold in compliance with all applicable laws, ordinances, rules and regulations and were performed or sold in the ordinary course of Client's business.

i. The Account is not owing by an employee, officer, or director of Client.

j. The Account is not owing by a parent, subsidiary, sister company, or other company related to or an affiliate of Client.

k. The Account Debtor is located or authorized to do business within the United States or the Account has been insured under a policy of credit insurance from an insurer and upon terms acceptable to Transfac.

l. No proceeding has been commenced or petition filed under any bankruptcy or insolvency law by or against the Account Debtor; no receiver, trustee or custodian has been appointed for any part of the property of the Account Debtor; and no property of the Account Debtor has been assigned for the benefit of creditors.

m. Neither the Account, nor any invoice, credit application, bill, billing memorandum, correspondence, or any other document relating to an Account, contracts for or charges interest or any other charge in excess of the maximum non-usurious rate allowed pursuant to applicable law.

n. The Account is not past the Account Due Date, except as otherwise agreed in writing by Transfac.

o. If the total of the outstanding Purchased Accounts owing by any single Account Debtor equals fifty percent (50%) or more of the total outstanding Purchased Accounts owing by all Account Debtors, the portion of the Purchased Accounts owing by that single Account Debtor in excess of this limit shall not be Acceptable Accounts.

p. If twenty-five percent (25%) or more of the outstanding Accounts owing by an Account Debtor are past the Account Due Date, none of the Accounts owing by that Account Debtor shall be Acceptable Accounts.

q. The Account has not been deemed by Transfac, in its sole discretion, to be unacceptable. The parties agree that it if Client breaches the warranties in Section 14(b),14(e), 14(g), 14(h), 14(i) or 14(j) it will be impracticable or extremely difficult to determine the resulting damages suffered by Transfac.

It is, therefore, agreed that Client shall immediately pay to Transfac as liquidated damages the Invalid Invoice Fee for each purchased Account which violates the warranties contained in Section 14(b), 14(e), 14(g), 14f(h), 14(i) or 14(j).

15. <u>Grant of Security Interest</u>.

As security and collateral for the Obligations, Client hereby grants to Transfac a continuing security interest in, and assigns to Transfac, all of Client's right, title, and interest in and to the Collateral.

16. <u>Representations, Warranties and Covenants of Client</u>.

Client represents, warrants and covenants that:

a. Client is a Corporation organized and existing in good standing under the laws of the State of Louisiana.

b. The complete and exact name of Client is ESP Petrochemicals, Inc. The organizational number of Client assigned by its state of organization is 36313775D. Except as noted in the following exceptions, during the five (5) years preceding the date of this Agreement: (a) Client has not been known by or used any legal, fictitious or trade name; (b) Client has not changed its name in any respect; (c) Client has not been the surviving entity of a merger or consolidation; and (d) Client has not acquired all or substantially all of the assets of any person or entity. Exceptions: ______________________________.

c. Transfac shall be the sole and exclusive purchaser of Client's Accounts. Client will not sell, factor or otherwise finance its Accounts and shall not grant any other security interest in its Accounts or Inventory.

d. The execution, delivery and performance by Client of this Agreement have been duly authorized by all necessary action on the part of Client, and are not inconsistent with any organizational documents of Client, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Client is a party or by which it is bound, and upon execution and delivery hereof, this Agreement will constitute a legal, valid and binding agreement and obligation of Client, enforceable in accordance with its terms.

e. All financial statements of Client, and of any guarantor of Client's obligations under this Agreement, fully and fairly present the financial condition of Client and any guarantor as of the date thereof and the results of operations for the period or periods covered thereby. Since the date of such financial statements there has been no material adverse change in the financial condition of Client or any guarantor. Client agrees to submit financial statements and copies of tax returns for Client to Transfac and Client shall cause any guarantor to submit financial statements and copies of tax returns for such guarantor to Transfac as may be requested by Transfac, all such financial statements to fully and fairly present the financial condition of Client or such guarantor, as the case may be, and to be in a form and from a firm acceptable to Transfac.

f. Client shall conduct its business in a lawful manner and in compliance with all applicable federal, state, and local laws, ordinances, rules, regulations, and orders and shall pay when due all lawfully imposed taxes upon its property, business and income. No later than the fifteenth (15th) day of each month, Client shall certify in writing to Transfac, in a form acceptable to Transfac, that all federal, state, and other taxes and assessments owing during the prior month have been paid in full. Such certification shall be accompanied by proof of payment in a form acceptable to Transfac. If Client fails to provide such certification, Transfac may, at Client's expense, conduct all necessary searches to determine that Client has paid all taxes and assessments owing for the prior month.

g. This Agreement, the financial statements referred to herein, and all other statements furnished by Client to Transfac in connection herewith contain no untrue statement of a material fact and omit no material fact necessary to make the statements contained therein or herein not misleading. Client represents and warrants that it has not failed to disclose in writing to Transfac any fact that materially and adversely affects, or is reasonably likely to materially and adversely affect, Client's business, operations, properties, prospects, profits, condition (financial or otherwise), or ability to perform this Agreement.

h. No change of control of Client or any guarantor shall occur except with prior written consent of Transfac, which prior written consent shall not be unreasonably withheld.

i. Change of control means: (i) in the case of a corporation, any sale, assignment, or other transfer of more than twenty-five percent (25%) of the stock of such corporation, or the persons who are the directors of such corporation as of the date of this Agreement fail to constitute a majority of the Board of Directors of such corporation, or the president or any other executive officer of such corporation resigns, is terminated, or otherwise ceases to function in such position; (ii) in the case of a general or limited partnership, any sale, assignment, or other transfer of more than twenty-five percent (25%) of the general partnership interests of such partnership, any of the persons or entities who are a general partner of such partnership as of the date of this Agreement ceases to be a general partner of such partnership, the occurrence of any change of control in any general partner in such partnership, or any general manager or person holding a similar position in such partnership resigns, is terminated, or otherwise ceases to function in such position; or (iii) in the case of a limited liability company, any of the persons or entities who are members of such limited liability company as of the date of this Agreement ceases to be a member of such limited liability company, any managing member or manager of such limited liability company resigns, is terminated, or otherwise ceases to function in such position, or the occurrence of any change of control in any such member, managing member or manager of such limited liability company.

j. Client shall use all funds received hereunder only for the business operations of Client in Client's ordinary course of business; and Client shall not make any loans or advances thereof to any persons or entities affiliated in any way with Client.

17. <u>Representations, Warranties and Covenants Concerning Collateral</u>.

Client represents, warrants, and covenants concerning the Collateral as follows:

a. All Purchased Accounts are Acceptable Accounts.

b. Client is the sole owner of the Collateral.

c. The Collateral is not subject to, and will be kept free and clear of, any security interest, lien, assignment, or other encumbrance of any nature whatsoever except for current taxes and assessments which are not delinquent, the security interests created by this Agreement, and assignments and security interests created and disclosed in writing to Transfac prior to execution of this Agreement.

d. Transfac is authorized to file UCC Financing Statements concerning the Collateral. Client agrees to execute any notices of assignment and other documents reasonably requested by Transfac for perfection or enforcement of the rights and interests of Transfac, and to give good faith, diligent cooperation to Transfac, and to perform such other acts reasonably requested by Transfac for perfection and enforcement of the rights and interests of Transfac. Transfac is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien granted hereunder.

e. The place of business of Client, or, if Client has more than one place of business, the location of its chief executive office, is located in the State of Louisiana. Except as noted in the following exceptions, during the five (5) years preceding the date of this Agreement, this location has not been located outside the State of Louisiana. Exceptions: ____________________ ____________________. This location will not be moved from Louisiana without at least thirty (30) days prior written notice to Transfac.

f. Client shall keep the Equipment, if any, in good repair and be responsible for any loss or damage to the Equipment. Client shall pay when due all taxes, license fees and other charges on the Equipment. Client shall not sell, misuse, conceal, or in any way dispose of the Equipment or permit it to be used unlawfully or for hire or contrary to the provisions of any insurance coverage. Risk of loss of the Equipment shall be on Client at all times unless Transfac takes possession of the Equipment. Loss of or damage to the Equipment or any part thereof shall not release Client from any of the obligations secured by the Equipment.

g. Client agrees to insure the Collateral at Client's expense, against loss, damage, theft, and such other risks as Transfac may request to the full insurable value thereof with insurance companies and policies satisfactory to Transfac. Transfac shall be named as an additional insured and loss payee under such policies. All such policies shall provide for a minimum ten (10) days written cancellation notice to Transfac. Upon request, policies or certificates attesting to such coverage shall be delivered to Transfac. Insurance proceeds may be applied by Transfac toward payment of any obligation secured by this Agreement, whether or not due, in such order of application as Transfac may elect.

h. So long as no Event of Default has occurred, Client shall have the right to sell or otherwise dispose of the Inventory in the ordinary course of business. No other disposition of the Inventory may be made without the prior written consent of Transfac.

i. Client shall immediately notify Transfac in the event any Purchased Account is no longer an Acceptable Account.

18. <u>Assignment of Rights Concerning Collateral</u>.

Client hereby assigns to Transfac all of its interest in and rights to any Inventory which may be returned by Account Debtors, all rights as an unpaid vendor or lienor, all rights of stoppage in transit, repletion and reclamation relating thereto, all rights in and to all security therefor and guarantees thereof, all rights against third parties with respect thereto, and all rights under the UCC and any other law, statute, regulation or agreement.

19. Renewal of Contract Term and Termination of Purchases.

Each Contract Term shall automatically renew for an additional Contract Term unless and until terminated by Transfac or Client as provided hereunder.

Client may terminate this Agreement at the end of a Contract Term by written notice to Transfac delivered not more than ninety (90) days nor less than sixty (60) days prior to the expiration of the then Contract Term, Transfac may terminate this Agreement at any time upon thirty (30) days written notice or immediately upon occurrence of an Event of Default.

If an Event of Default terminates this Agreement or if Client elects to terminate this Agreement at any time other than the last day of a Contract Term, Client shall pay Transfac a termination fee equal to the average monthly fees earned by Transfac from Client over the immediately prior three (3) calendar month period, for each of the remaining months and partial months in the then remaining term of this Agreement (the "Termination Fee"). The Parties agree that the Termination Fee constitutes liquidated damages and is a reasonable estimate of the damages that Transfac will incur as a result of Client terminating this Agreement.

Upon termination, Client shall be excused from the covenants herein providing that Transfac shall be the sole and exclusive purchaser and source of financing for Client's Accounts, but all other terms and provisions of this Agreement, including, without limitation, the security interests granted in favor of Transfac, shall remain in full force and effect until all amounts owing to Transfac hereunder have been finally paid in full.

Upon expiration of the final Contract Term or any other termination, at the election of Transfac, all outstanding Purchased Accounts will immediately be Chargeback Accounts and all amounts owing to Transfac by Client pursuant to this Agreement shall, without notice of such election, accelerate and become immediately due and payable in full.

20. Right to Perform for Client.

Transfac may, in its sole discretion, elect to discharge any security interest, lien or other encumbrance upon any Accounts, elect to pay any subcontractor, vendor, materialman, laborer, or other person to whom Client is obligated, whether or not any mechanic's lien or other encumbrance has been asserted, and elect to pay any insurance charges payable by Client or provide insurance as required herein if Client fails to do so. Any such payments and all expenses incurred in connection therewith shall be immediately due and payable by Client. Transfac shall have no obligation to discharge any such security interest, lien or other encumbrance or pay such insurance charges or provide such insurance.

21. Authorization to Transfac.

Client does hereby irrevocably authorize Transfac, at Client's expense, to exercise at any time the power to endorse the name of Client upon any checks or other forms of payment on Accounts and to effect the deposit and collection thereof until all of the Obligations have been paid in full. Client does hereby irrevocably authorize Transfac, at Client's expense, with such authorization to be exercised only upon the occurrence of an Event of Default, to: (a) receive, open, and dispose of all mail addressed to Client; (b) cause mail relating to Accounts of Client to be delivered to a designated address of Transfac where Transfac may open all such mail and remove therefrom any payment of such Accounts; and (c) Transfac may do any and all other things necessary or proper to carry out the intent of this Agreement and to perfect and protect the rights of Transfac created under this Agreement. Exercise of any of the foregoing powers shall be in the sole discretion of Transfac without any duty to do so and may not be revoked by Client.

22. Disclosure of Information.

Client hereby consents to Transfac disclosing to any financial institution or investor providing financing for Transfac or participating in this financing, any and all information, knowledge, reports and records, including, without limitation, financial statements, concerning Client or any guarantor.

23. No Third Party Beneficiary.

This Agreement is made for the sole and exclusive benefit of Transfac and Client and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Agreement.

24. Release, Waiver and Indemnification.

CLIENT HEREBY RELEASES AND WAIVES ANY AND ALL CLAIMS (INCLUDING CONTRACT, TORT AND EQUITABLE CLAIMS) WHICH MAY BE ASSERTED AGAINST TRANSFAC, PRESENTLY EXISTING OR ARISING IN THE FUTURE, KNOWN OR UNKNOWN, ARISING FROM OR RELATING IN ANY MANNER TO THE PURCHASE, FINANCING, AND/OR COLLECTION OF ACCOUNTS PURSUANT TO THIS AGREEMENT, EXCLUDING ONLY BREACH OF CONTRACT BY TRANSFAC UNDER CIRCUMSTANCES THAT SUCH BREACH AMOUNTS TO GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

CLIENT HEREBY AGREES TO INDEMNIFY TRANSFAC FOR ALL LIABILITIES AND DAMAGES (INCLUDING CONTRACT, TORT AND EQUITABLE CLAIMS AND AVOIDANCE CLAIMS) WHICH MAY BE AWARDED AGAINST TRANSFAC, AND FOR ALL REASONABLE ATTORNEYS FEES, LEGAL EXPENSES AND OTHER EXPENSES INCURRED IN DEFENDING SUCH CLAIMS, ARISING FROM OR RELATING IN ANY MANNER TO THE PURCHASE, FINANCING, AND/OR COLLECTION OF ACCOUNTS PURSUANT TO THIS AGREEMENT (INCLUDING ALL REASONABLE ATTORNEYS FEES, LEGAL EXPENSES AND OTHER EXPENSES INCURRED IN DEFENDING ANY SUCH CLAIMS BROUGHT BY CLIENT IF CLIENT DOES NOT PREVAIL IN SUCH ACTIONS), EXCLUDING ONLY BREACH OF CONTRACT BY TRANSFAC UNDER CIRCUMSTANCES THAT SUCH BREACH AMOUNTS TO GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. TRANSFAC SHALL HAVE SOLE AND COMPLETE CONTROL OF THE DEFENSE OF ANY SUCH CLAIMS AND IS HEREBY GIVEN AUTHORITY TO SETTLE OR OTHERWISE COMPROMISE ANY SUCH CLAIMS AS TRANSFAC IN GOOD FAITH DETERMINES SHALL BE IN ITS BEST INTERESTS. THIS SECTION SURVIVES TERMINATION OF THIS AGREEMENT.

25. Default and Remedies.

Time is of the essence for this Agreement. The occurrence of any of the following events shall constitute a default under this Agreement and be termed an "Event of Default":

a. Failure by Client to pay any amount to Transfac when due.

b. Client fails in the payment or performance of any obligation, covenant, agreement, or liability created by this Agreement.

c. Any representation, warranty, or financial statement made by or on behalf of Client, or any guarantor, proves to have been materially false or materially misleading when made or furnished.

d. Any default or event which, with the giving of notice or the passage of time or both, would constitute a default, occurs on any indebtedness of Client or any guarantor.

e. Client or any guarantor becomes dissolved or terminated, dies, or experiences a business failure.

f. A receiver, trustee, or custodian is appointed for any part of Client's or any guarantor's property, or any part of Client's or any guarantor's property is assigned for the benefit of creditors.

g. Any proceeding is commenced or petition filed under any bankruptcy or insolvency law by or against Client or any guarantor.

h. Any judgment is entered against Client or any guarantor which may materially affect Client's or any guarantor's financial condition.

i. Client or any guarantor becomes insolvent or unable to pay its debts as they mature.

j. Client fails for a period of fourteen (14) consecutive days to submit any Accounts to Transfac for purchase.

k. Client fails to respond to any communication initiated by Transfac within three (3) Banking Business Days.

l. Client initiates any suit, proceeding, or other action against Transfac in any court or before any administration in any jurisdiction.

26. Waiver of any Event of Default shall not constitute a waiver of any subsequent Event of Default.

Upon the occurrence of any Event of Default and at any time thereafter, at the election of Transfac and without notice of such election, Transfac may immediately terminate the right of Client to request Advances, treat all outstanding Purchased Accounts as Chargeback Accounts, and all obligations of Client to Transfac shall accelerate and become immediately due and payable in full and Transfac shall have all rights and remedies created by or arising from this Agreement and the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute:

a. Transfac shall have all the rights and remedies available under the UCC.

b. Transfac shall have the right to enter upon any premises where the Collateral or records pertaining thereto may be and take possession of the Collateral and records relating thereto.

c. Upon request of Transfac, Client shall, at the expense of Client, assemble the Collateral and records relating thereto at a place designated by Transfac and tender the Collateral and records to Transfac.

d. Without notice to Client, Transfac may obtain the appointment of a receiver of the business, property and assets of Client and Client hereby consents to the appointment of Transfac or such person as Transfac may designate as such receiver.

e. Transfac may sell, lease or otherwise dispose of any or all of the Collateral and, after deducting the reasonable costs and out-of-pocket expenses incurred by Transfac, including, without limitation: (i) reasonable attorneys fees and legal expenses; (ii) transportation and storage costs; (iii) costs of advertising sale of the Collateral; (iv) sale commissions; (v) sales tax; (vi) costs for improving or repairing the Collateral; and (vii) costs for preservation and protection of the Collateral; and apply the remainder against, or to hold as a reserve against, the obligations secured by this Agreement.

Client and any guarantors shall be liable for all deficiencies owing on any obligations secured by the Collateral after liquidation of the Collateral.

After the occurrence of an Event of Default, Transfac shall retain the exclusive right to collect outstanding Chargeback Accounts, regardless of whether the Chargeback Account has been repurchased by Client, until all obligations owing to Transfac by Client have been paid in full.

In the event that, as a result of the disposition of any of the Collateral, Transfac directly or indirectly enters into a credit transaction with any third party, Transfac shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of such credit transaction or deferring the reduction thereof until the actual receipt by Transfac of good funds from such third party.

Upon an Event of Default, all of Client's rights and access to any online internet services that Transfac makes available to Client shall be provisional pending Client's curing of all such Events of Default and Transfac may elect to terminate Client's online access as provided for herein. During such period of time, Transfac may limit or terminate Client's access to online services, Client acknowledges that the information Transfac makes available to Client through online internet access, both before and after an Event of Default, constitutes and satisfies any duty to respond to a request for account or request regarding a statement of account that is referenced in the UCC.

After an Event of Default, the parties acknowledge that it shall be presumed commercially reasonable and Transfac shall have no duty to undertake to collect any Account, including those in which Transfac receives information from an Account Debtor that a dispute exists. Furthermore, in the event Transfac undertakes to collect or enforce an obligation of an Account Debtor or any other person obligated on the Collateral and ascertains that the possibility of collection is outweighed by the likely costs and expenses that will be incurred, Transfac may at any such time cease any further collection efforts and such action shall be considered commercially

reasonable. Before Client may, under any circumstances, seek to hold Transfac responsible for taking any uncommercially reasonable action, Client shall first notify Transfac in writing, of all of the reasons why Client believes Transfac has acted in any uncommercially reasonable manner and advise Transfac of the action that Client believes Transfac should take.

The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power and remedy herein specifically granted or existing at law, in equity, or by statute which Transfac might otherwise have and may be exercised from time to time and as often and in such order as may be deemed expedient by Transfac. No delay or omission by Transfac in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any Event of Default or to be an acquiescence therein.

27. Payment of Expenses and Attorneys Fees.

Client shall pay all reasonable expenses of Transfac relating to the negotiation, documentation, and administration of this Agreement, including, without limitation, title insurance, recording fees, filing fees, fees of collection services, reasonable attorneys fees and legal expenses, returned check fees, photocopies, postage, audit and field examination fees and costs, inspection fees, wire transfer fees, and overnight delivery expenses, whether incurred in making Advances, in future amendments or modifications to this Agreement, or in ongoing administration of this financing.

Upon occurrence of an Event of Default, Client agrees to pay all costs and expenses, including reasonable attorney fees and legal expenses, incurred by Transfac in enforcing or exercising any remedies under this Agreement or any other rights and remedies.

Client agrees to pay all expenses, including reasonable attorney fees and legal expenses, incurred by Transfac in any bankruptcy proceedings of any type involving Client, any guarantor, this Agreement, the Purchased Accounts, the Serviced Accounts, or the Collateral, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral or relating to any plan of reorganization.

28. Automated Clearing House Transactions.

In order to satisfy any of the Obligations and facilitate the purchase of Accounts, Transfac is authorized by Client to initiate electronic or debit entries through the Automated Clearing House or other wire transfer service as applicable. This authorization is irrevocable.

29. Bankruptcy Considerations.

Client covenants that it will notify Transfac of any voluntary or involuntary bankruptcy petition under the United States Bankruptcy Code filed by or against Client or any guarantor, or any assignment for the benefit of creditors by Client or any guarantor, within twenty-four (24) hours of any such filing or assignment. Failure to notify Transfac of any such bankruptcy filing or assignment within twenty-four (24) hours shall constitute an Event of Default.

Client acknowledges that this Agreement is a contract to extend debt financing or financial accommodations to or for the benefit of Client within the meaning of 11 U.S.C. §365(c)(2) and, as such, may not be assumed or assigned. Transfac shall be under no obligation to provide any financing under this Agreement from and after the filing of any voluntary or involuntary petition against Client.

30. Limitation of Consequential Damages.

Transfac and its shareholders, directors and officers, employees, representatives, agents, and attorneys, shall not be liable to Client or any guarantor for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with the negotiation, documentation, administration of this Agreement or collection of the Accounts.

31. Force Majeure.

In the event Transfac is unable to carry out its obligations under this Agreement due to reasons beyond its reasonable control, it is agreed that the obligations of Transfac hereunder shall be suspended during the continuance of such inability, Transfac shall not be liable for damages, and Client shall not be entitled to any refund of amounts paid, provided that such cause shall be remedied as far as reasonably possible with all reasonable dispatch.

32. No Lien Termination Without Release.

In recognition of Transfac's right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by Collateral, notwithstanding payment in full of all Obligations by Client, Transfac shall not be required to record any terminations or satisfactions of any of Transfac's liens on the Collateral unless and until Client has executed and delivered to Transfac a general release in a form suitable to Transfac. Client understands that this section constitutes a waiver of its rights under Section 9-513 of the UCC.

33. Joint and Several Liability.

Client and any guarantors shall each be jointly and severally liable for all obligations and liabilities arising under this Agreement and the other agreements, documents, obligations, and transactions contemplated by this Agreement.

34. Severability of Invalid Provisions.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

35. Notices.

All notices which are expressly required to be in writing may be mailed, postage prepaid, addressed to the address stated at the beginning of this Agreement, or to such other address which is provided in accordance with this Section. Any notice so mailed shall be deemed given three (3) days after mailing. Any notice otherwise delivered shall be deemed given when received by the addressee. Any notice which is not expressly required to be given in writing may be given orally.

36. Jury Waiver, Exclusive Jurisdiction of Utah Courts.

CLIENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

Client acknowledges that by execution and delivery of this Agreement, Client has transacted business in the State of Utah and Client hereby voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Agreement.

EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH, SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS AGREEMENT. NO LAWSUIT, PROCEEDING, ALTERNATIVE DISPUTE RESOLUTION, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS AGREEMENT MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM, EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC.

37. Assignability.

This Agreement is not assignable or transferable by Client and any such purported assignment or transfer is void. This Agreement shall be binding upon the successors of Client. Client acknowledges and agrees that Transfac may assign all or any portion of this Agreement, including, without limitation, assignment of the rights, benefits and remedies of Transfac hereunder without any assignment of the duties, obligations or liabilities of Transfac hereunder, and may sell participations in this financing.

38. Counterpart Execution and Electronic Delivery.

This Agreement may be executed in several counterparts, without the requirement that each party sign each counterpart. Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same agreement. Delivery of an executed copy of this Agreement by electronic means such as facsimile transmission (fax) or email shall constitute valid and binding delivery of the same as if an original had been delivered.

Any party delivering an executed copy of this Agreement by facsimile transmission (fax) or email shall also promptly deliver an executed original, provided, however, that failure to deliver an executed original shall not affect the delivery by facsimile transmission (fax) or email as a valid binding delivery.

39. Electronic Signatures.

The parties intend to conduct business contemplated by this Agreement by electronic means. Each document, which is the subject of this Agreement, that a party has transmitted electronically to the other shall be intended as and constitute an original and deemed to contain a valid signature of the party for all purposes acknowledging, consenting to, authorizing and approving the terms of this Agreement or any subject matter applicable thereto. In furtherance of the above, Client hereby authorizes Transfac to regard Client's printed name or electronic approval for any document, agreement, assignment schedule or invoice as the equivalent of a manual signature by one of the Client's authorized officers or agents. Client's failure to promptly deliver to Transfac any schedule, report, statement or other information required by this Agreement or any document related thereto shall not affect, diminish, modify or otherwise limit Transfac's security interests in the Collateral or rights and remedies under this Agreement. Transfac may rely upon, and assume the authenticity of, any such approval and material applicable to such approval as the duly confirmed, authorized and approved signature of Client by the person approving same which constitute an Authenticated Record for purposes of the UCC and shall satisfy the requirements of any applicable statute of frauds.

40. Online Conducting of Business.

Transfac and Client intend to conduct business contemplated by this Agreement through the internet and through Transfac's Online Reporting Service. Transfac is the sole and exclusive owner of the Online Reporting Service. Client hereby accepts a non-exclusive, non-transferable right to access the Online Reporting Service, upon the terms and conditions contained herein.

41. Standards Regarding Conducting Business Online.

With respect to conducting business online, the following shall apply:

a. Transfac shall have the right to terminate Client's access to the Online Reporting Service upon the occurrence of an Event of Default or at any other time within Transfac's discretion.

b. Client shall not: (i) copy the Online Reporting Service nor otherwise reproduce the same other than for normal system operation backup; (ii) translate, adapt, vary, or modify the Online Reporting Service; or (iii) disassemble, decompile or reverse engineer the Online Reporting Service.

c. Transfac shall not be liable to Client for any loss or damage whatsoever or howsoever caused, whether caused by tort (including negligence), breach of contract, or otherwise arising directly or indirectly in connection with the use of the Online Reporting Service.

d. Transfac expressly excludes liability for any indirect, special, incidental or consequential loss or damage whether caused by tort (including negligence), breach of contract or otherwise, which may arise in respect of the Online Reporting Service, its use, or in respect of equipment or property, or for loss of profit, business, revenue, goodwill or anticipated savings.

e. Client acknowledges that any and all of the copyright, trademarks, trade names, patents and other intellectual property rights subsisting in or used in connection with the Online Reporting Service, including all documentation and manuals relating thereto, are, and shall remain, the sole property of the Transfac. Client shall not, during or at any time after the expiry or termination of its use of the Online Reporting Service, in any way question or dispute the ownership by Transfac thereof.

f. To the extent permitted by applicable law, Transfac excludes all warranties with respect to the Online Reporting Service, either express or implied, including, but not limited to, any implied warranties of satisfactory quality or fitness for any particular purpose.

g. Client is solely responsible for virus scanning the Online Reporting Service, and Transfac makes no representations or warranties regarding any virus associated with the Online Reporting Services.

h. All information, data, drawings, specifications, documentation, software listings, source or object code which Transfac may have imparted and may from time to time impart to the Client relating to the Online Reporting Service is proprietary and confidential. Client hereby agrees that it shall use the same solely in accordance with the provisions of this Agreement and that it shall not, at any time during or after expiry or termination of this Agreement, disclose the same, whether directly or indirectly, to any third party.

42. Integrated Agreement, Amendment, Governing Law.

This Agreement amends and restates any prior agreement between Client and Transfac. This Agreement and the documents identified or contemplated herein constitute the entire agreement between Transfac and Client as to the subject matter hereof and may not be altered or amended except by written agreement signed by Transfac and Client.

No provision hereof may be waived by Transfac except upon written waiver executed by Transfac. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah and this Agreement shall be deemed to have been executed by the parties in the State of Utah. This Agreement shall not be deemed to have been entered into until accepted by Transfac at its chief executive office in Salt Lake City, Utah, and shall be performed by Transfac and the financing administered by Transfac in Salt Lake City, Utah.

43. Effect of Documents Prior to and After the Date of this Agreement.

The Parties hereto each agreement that all documents predating this Agreement shall be and remain in effect up to the date of this Agreement. All matters that have occurred prior to the date of this Agreement shall remain controlled by the documents that were in effect prior to the date of this Agreement. All matter occurring on of after the date of this Agreement shall be governed by this Agreement and documents given in support hereof.

Dated: October 1, 2014

Transfac Capital, Inc. By: [signature] Name: S. Whitfield Lee Title: President	**ESP Petrochemicals, Inc., a Louisiana Corporation** By: [signature] Name: David Dugas Title: CEO By: [signature] Name: Tony Primeaux Title: President

Consented to by:

[signature] **David A. Dugas**	[signature] **Tony J. Primeaux**
ESP Resources, Inc., a Nevada corporation By: [signature] Name: David Dugas Title: President	**ESP Ventures, Inc., a Delaware corporation** By: [signature] Name: David Dugas Title: CEO

Validity Guarantee

This Validity Guarantee ("Guarantee") is made by the undersigned ("Guarantor") to Transfac Capital, Inc. ("Transfac"), a Nevada Corporation, as an inducement to Transfac to enter into a Purchase and Sale Agreement with **ESP Petrochemicals, Inc.**, a Louisiana corporation ("Client").

For good and valuable consideration, receipt of which is hereby acknowledged, Guarantor, as a compensated guarantor, agrees as follows:

1. Definitions. Terms defined in the above recitals shall have the meanings set forth above. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

"Acceptable Account" means an Account of Client which meets and complies with the following conditions:

a. Client has sole and unconditional good title to the Account and the Account and any goods sold to create the Account are free from any other security interest, assignment, lien or other encumbrance of any type.

b. The Account is a bona fide, valid, genuine, and enforceable obligation of the Account Debtor for the amount identified on the records of Client and there have not been, and there will not be, any payments, deductions (including over, short, and damage claims), credits, discounts, payment terms, or other modifications or reductions in the amount owing on such Account except as reported to Transfac in writing prior to making an Advance based on the Account.

c. The Account was submitted to Transfac within seven (7) days of the date the goods were sold or the services performed giving rise to the Account are completed, unless otherwise agreed by Transfac.

d. There are no defenses or setoffs to payment of the Account which can be asserted by way of defense or counterclaim against Client or Transfac.

e. Client has no knowledge or reason to believe the Account will not be timely paid in full by the account debtor.

f. There have been no extensions, modifications, or other agreements relating to payment of such Account except as reported to Transfac in writing prior to making an Advance.

g. Any services performed or goods sold which give rise to the Account have been completed and delivered and have been rendered or sold in compliance with all applicable laws, ordinances, rules and regulations and were performed or sold in the ordinary course of Client's business.

h. The account is not owing by an employee, officer, or director of Client.

i. The account is not owing by a parent, subsidiary, sister company, or other company related to or an affiliate of Client.

j. No proceeding has been commenced or petition filed under any bankruptcy or insolvency law by or against the account debtor; no receiver, trustee or custodian has been appointed for any part of the property of the account debtor; and no property of the account debtor has been assigned for the benefit of creditors.

k. The Account is not past the Account Due Date (as defined in the Purchase and Sale Agreement), unless otherwise agreed in writing by Transfac.

"Account" shall have the meaning set forth in the Purchase and Sale Agreement.

"Agreements" means the Purchase and Sale Agreement or any agreements related thereto.

"Client Indebtedness" means any and all obligations of Client owing to Transfac arising from or related to the Agreements.

"Collateral" means any and all collateral for the Client Indebtedness and/or the Guarantor Indebtedness, now existing or hereafter created or arising, including Accounts purchased by Transfac.

"Guarantor Indebtedness" means any and all amounts owing to Transfac by Guarantor pursuant to this Validity Guarantee.

"Loss Event" means (i) any Account was not an Acceptable Account at the time of purchase by Transfac; (ii) any fraud, intentional misrepresentation, negligent misrepresentation, conversion, misappropriation of payment from an account debtor, or other misconduct by Client or its owners, members, managers, directors, officers, employees, agents, or representatives shall have occurred with respect to any Account; (iii) Client fails to keep the Equipment (as defined in the Purchase and Sale Agreement) in good repair, fails to pay when due all taxes, license fees, and other charges on the Equipment, sells, misuses, conceals, or disposes of the Equipment or permits it to be used unlawfully, for hire, or contrary to the provisions of any insurance coverage; (iv) Client fails to insure the Equipment and Inventory (as defined in the Purchase and Sale Agreement) against loss, damage, theft, and such other risks as Transfac requests to the full insurable value thereof with insurance companies and policies satisfactory to Transfac; or (v) Client, or anyone working with, or on behalf of Client, interferes with Transfac's rights under the Agreements.

2. Guarantee. Upon the occurrence of a Loss Event, Guarantor shall upon demand pay Transfac the full amount of the Client Indebtedness.

3. Guarantee Unconditional. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, sufficiency or enforceability of the Agreements or any Collateral. Transfac shall not be required to (i) proceed against Client by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or (iii) exercise, pursue or enforce any right or remedy Transfac may have against any other guarantor (whether hereunder or under a separate instrument), any

other party, or otherwise, prior to proceeding against Guarantor. This Guarantee is an absolute and unconditional guarantee of payment of the Accounts upon the occurrence of a Loss Event, and not of collectability.

4. Collection Costs, and Attorneys Fees. If Guarantor fails to pay any Guarantor Indebtedness promptly as the same becomes due, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees, incurred by Transfac in enforcing or exercising any remedies under this Guarantee and any other rights and remedies against Guarantor. Additionally, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by Transfac in any bankruptcy proceedings of any type involving Guarantor, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

5. Waiver by Guarantor. Guarantor expressly and absolutely, without affecting the liability of Guarantor hereunder:

a. Waives notice of acceptance by Transfac of this Guarantee, the offer of guarantee contemplated by this Guarantee, or any other notice which may be required relative to the acceptance of this Guarantee;

b. Waives notice of the failure of Client to make any payment on the Client Indebtedness and notice of the failure of any party to pay to Transfac any Account or other indebtedness held by Transfac as Collateral;

c. Waives notice of any adverse change in Client's condition, financial or otherwise, or of any other fact which might materially increase Guarantor's risk, whether or not Transfac has knowledge of the same;

d. Waives notice of transactions which have occurred under the Agreements or relating to or affecting this Guarantee;

e. Waives demand, protest, notice of dishonor or nonpayment or presentment for payment of any note, agreement, or other evidence of the Guarantor Indebtedness and the Client Indebtedness;

f. Waives notice of any kind in bringing and prosecuting any action on any note, agreement, or other evidence of the Client Indebtedness, diligence in connection with the collection on any note, agreement, or other evidence of Client Indebtedness and the handling of any Collateral existing, or to exist, in connection therewith; and

g. Waives any right to require Transfac to exhaust any Collateral or to first proceed against any other person or property.

6. Consent to Transfac's Acts. Guarantor hereby authorizes and consents to Transfac at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released, diminished, impaired, reduced, exonerated, or affected by:

a. The taking or accepting, or the failure by Transfac to take or accept, any other collateral or guarantee for the Client Indebtedness;

b. The modification, amendment, or extension, of any of the Agreements, or other evidence of the Client Indebtedness, to the granting of any other credit, and to the acceleration of maturity of the Client Indebtedness;

c. Any complete or partial release, waiver, exchange, substitution, subordination, impairment, loss, compromise, or other modification of the Collateral or any other guarantee at any time existing in connection with the Client Indebtedness;

d. The complete or partial release or substitution of Client or any other guarantors on the Client Indebtedness;

e. Any renewal, extension, modification, acceleration, consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Client Indebtedness, or any liability of any other party or any other guarantor therefor, or the performance of any covenant contained in any agreement had or to be had in connection with the Client Indebtedness, the Agreements, or the Collateral, either with or without notice to or consent of Guarantor;

f. Any neglect, delay, omission, failure, or refusal of Transfac to take or prosecute any action for the collection of the Client Indebtedness or any part thereof, or for the enforcement of any provision of any of the Agreements, or to foreclose or exhaust, or take or prosecute any action in connection with any Collateral or any guarantee of the Client Indebtedness, specifically including, but without limitation, the failure of Transfac to perfect any security interest in any Collateral;

g. Any increase or decrease in the rate of interest on any note, agreement, or other evidence of the Client Indebtedness;

h. Acceptance of any partial payments on the Client Indebtedness and the application of such partial payments to part of the Client Indebtedness; or

i. Transfac's exercising any and all rights and remedies available to Transfac by law, at equity or agreement, even if the exercise thereof may affect, modify, or eliminate Guarantor's right of subrogation against Client or any other party.

7. Transfac's Remedies. In the event Transfac obtains another guarantee for the Client Indebtedness or there is more than one Guarantor under this Guarantee, Guarantor agrees that Transfac, in its sole discretion, may (i) bring suit against Guarantor and/or the guarantors under any other guarantee, or any of the Guarantors individually, for the Guarantor Indebtedness, (ii) compromise or settle with any one or more of Guarantor and/or the guarantors under any other guarantee for such consideration as Transfac may deem proper, and (iii) release one or more of Guarantor and/or the guarantors under any other guarantee from liability. Guarantor further agrees that such action shall not impair or affect the rights of Transfac to collect the entire unpaid Guarantor Indebtedness from Guarantor pursuant to this Guarantee.

8. Application of Payments. Without affecting any obligation created hereby or hereunder, Guarantor grants to Transfac full power and authority, in its discretion and at any time and in such manner and on such terms as it deems fit, with or without notice to Guarantor, to apply payments and recoveries on the Client Indebtedness and on the Guarantor Indebtedness in such manner and in such order of priority as Transfac deems proper, whether or not such obligation is due at the time of such application.

9. Term of Guarantee. This Guarantee shall remain in full force and effect until all Client Indebtedness and all Guarantor Indebtedness has been fully paid. No termination of this Guarantee by Guarantor shall be effective.

10. Subrogation, Contribution and Indemnification. Guarantor hereby waives any and all rights of subrogation, contribution or indemnification against Client or any other guarantor of any nature whatsoever, now existing or hereafter arising or created.

11. Cumulative Rights. The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power and remedy herein specifically or hereafter existing at law, in equity or by statute which Transfac might otherwise have and may be exercised from time to time and as often and in such order as may be deemed expedient by Transfac. No delay or omission by Transfac in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power, or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

12. Governing Law. This Guarantee shall be governed by, and construed in accordance with, the laws of the State of Utah.

13. Binding Effect. This Guarantee may be executed and delivered to Transfac prior to the execution and delivery of the Agreements. This Guarantee shall nonetheless be considered a binding, enforceable Guarantee upon its execution and delivery to Transfac.

14. Revival Clause. If the incurring of any debt by Client or Guarantor or the payment of any money or transfer of property to Transfac by or on behalf of Client, Guarantor, or any other party, should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Transfac is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Transfac's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Transfac related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

15. Severability and Interpretation. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

16. Continuing Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee and shall continue in effect so long as the Guarantor Indebtedness, the Client Indebtedness, or any portion thereof is outstanding and unpaid, notwithstanding any termination of the Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and its successors, assigns, heirs, executors, and personal representatives. The death, insolvency, bankruptcy, disability, or lack of corporate power of Client, Guarantor, or any party at any time which is liable for the payment of any part or all of any Guarantor Indebtedness will not affect this Guarantee.

17. Joint and Several Liability. Each Guarantor shall be jointly and severally liable, with each other and with Client and with any other guarantors, for all obligations and liabilities arising under this Guarantee. All of the agreements, obligations, representations, and warranties contained herein shall apply to each Guarantor.

18. Jury Waiver, Exclusive Jurisdiction of Utah Courts. GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTEE.

Guarantor acknowledges that by execution and delivery of this Guarantee, Guarantor has transacted business in the State of Utah and Guarantor hereby voluntarily submits himself or herself, consents to, and waives any defense, to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Guarantee. EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS GUARANTEE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS GUARANTEE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC.

19. Disclosure of Information. Guarantor hereby consents to Transfac disclosing to any financial institution or investor providing financing or capital for Transfac, any and all information, knowledge, reports, and records, including, without limitation, financial statements, concerning Guarantor.

20. Entire Agreement. This Guarantee constitutes the entire agreement between Transfac and Guarantor for matters occurring on and after the date of this Guarantee and may not be altered, amended or modified except in writing signed by Transfac and Guarantor.

21. Prior Validity Guaranty. The Validity Guaranty (the "Prior Validity Guaranty") dated May 24, 2011 that Guarantor signed and provided to Crestmark Commercial Capital Lending LLC, a Michigan limited liability company ("Crestmark") to support the obligations due from Client to Crestmark pursuant to that certain Accounts Receivable Financing Agreement dated as of May 26, 2011 between Client and Crestmark Commercial Capital Lending LLC, a Michigan limited liability company ("Crestmark"), as amended by the Amendment to Accounts Receivable Financing Agreement dated as of June 5, 2012, the Second Amendment to Accounts Receivable Financing Agreement dated as of August 2, 2012, and the Third Amendment to Accounts Receivable Financing Agreement dated as of November 13, 2012 (collectively, the "Accounts Financing Agreement"), and which Prior Validity Guaranty and Accounts Financing Agreement were transferred, sold and assigned by Crestmark to Transfac pursuant to that certain ASSIGNMENT OF ACCOUNTS AND FINANCIAL DOCUMENTS by and between Crestmark and Transfac and consented to by Guarantor as of August 28, 2014, shall remain in effect and govern those transactions and matters occurring between Client, Crestmark, Guarantor and Transfac subject to said Accounts Financing Agreement and Prior Validity Guaranty prior to the date of this Guarantee.

Dated: October 1, 2014.

Guarantor:

David A. Dugas

By: [signature]

Name: David Dugas

Home Address: 207 Water Brd Dr.

City, State, Zip Code: Lafayette, LA 70503

Telephone Number: 337-654-1722

SSN#: 434-02-6038

Driver's License No., State: 3781120 LA

Validity Guarantee

This Validity Guarantee ("Guarantee") is made by the undersigned ("Guarantor") to Transfac Capital, Inc. ("Transfac"), a Nevada Corporation, as an inducement to Transfac to enter into a Purchase and Sale Agreement with **ESP Petrochemicals, Inc.**, a Louisiana corporation ("Client").

For good and valuable consideration, receipt of which is hereby acknowledged, Guarantor, as a compensated guarantor, agrees as follows:

1. Definitions. Terms defined in the above recitals shall have the meanings set forth above. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

"Acceptable Account" means an Account of Client which meets and complies with the following conditions:

a. Client has sole and unconditional good title to the Account and the Account and any goods sold to create the Account are free from any other security interest, assignment, lien or other encumbrance of any type.

b. The Account is a bona fide, valid, genuine, and enforceable obligation of the Account Debtor for the amount identified on the records of Client and there have not been, and there will not be, any payments, deductions (including over, short, and damage claims), credits, discounts, payment terms, or other modifications or reductions in the amount owing on such Account except as reported to Transfac in writing prior to making an Advance based on the Account.

c. The Account was submitted to Transfac within seven (7) days of the date the goods were sold or the services performed giving rise to the Account are completed, unless otherwise agreed by Transfac.

d. There are no defenses or setoffs to payment of the Account which can be asserted by way of defense or counterclaim against Client or Transfac.

e. Client has no knowledge or reason to believe the Account will not be timely paid in full by the account debtor.

f. There have been no extensions, modifications, or other agreements relating to payment of such Account except as reported to Transfac in writing prior to making an Advance.

g. Any services performed or goods sold which give rise to the Account have been completed and delivered and have been rendered or sold in compliance with all applicable laws, ordinances, rules and regulations and were performed or sold in the ordinary course of Client's business.

h. The account is not owing by an employee, officer, or director of Client.

i. The account is not owing by a parent, subsidiary, sister company, or other company related to or an affiliate of Client.

j. No proceeding has been commenced or petition filed under any bankruptcy or insolvency law by or against the account debtor; no receiver, trustee or custodian has been appointed for any part of the property of the account debtor; and no property of the account debtor has been assigned for the benefit of creditors.

k. The Account is not past the Account Due Date (as defined in the Purchase and Sale Agreement), unless otherwise agreed in writing by Transfac.

"Account" shall have the meaning set forth in the Purchase and Sale Agreement.

"Agreements" means the Purchase and Sale Agreement or any agreements related thereto.

"Client Indebtedness" means any and all obligations of Client owing to Transfac arising from or related to the Agreements.

"Collateral" means any and all collateral for the Client Indebtedness and/or the Guarantor Indebtedness, now existing or hereafter created or arising, including Accounts purchased by Transfac.

"Guarantor Indebtedness" means any and all amounts owing to Transfac by Guarantor pursuant to this Validity Guarantee.

"Loss Event" means (i) any Account was not an Acceptable Account at the time of purchase by Transfac; (ii) any fraud, intentional misrepresentation, negligent misrepresentation, conversion, misappropriation of payment from an account debtor, or other misconduct by Client or its owners, members, managers, directors, officers, employees, agents, or representatives shall have occurred with respect to any Account; (iii) Client fails to keep the Equipment (as defined in the Purchase and Sale Agreement) in good repair, fails to pay when due all taxes, license fees, and other charges on the Equipment, sells, misuses, conceals, or disposes of the Equipment or permits it to be used unlawfully, for hire, or contrary to the provisions of any insurance coverage; (iv) Client fails to insure the Equipment and Inventory (as defined in the Purchase and Sale Agreement) against loss, damage, theft, and such other risks as Transfac requests to the full insurable value thereof with insurance companies and policies satisfactory to Transfac; or (v) Client, or anyone working with, or on behalf of Client, interferes with Transfac's rights under the Agreements.

2. Guarantee. Upon the occurrence of a Loss Event, Guarantor shall upon demand pay Transfac the full amount of the Client Indebtedness.

3. Guarantee Unconditional. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, sufficiency or enforceability of the Agreements or any Collateral. Transfac shall not be required to (i) proceed against Client by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or (iii) exercise, pursue or enforce any right or remedy Transfac may have against any other guarantor (whether hereunder or under a separate instrument), any

other party, or otherwise, prior to proceeding against Guarantor. This Guarantee is an absolute and unconditional guarantee of payment of the Accounts upon the occurrence of a Loss Event, and not of collectability.

4. Collection Costs, and Attorneys Fees. If Guarantor fails to pay any Guarantor Indebtedness promptly as the same becomes due, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees, incurred by Transfac in enforcing or exercising any remedies under this Guarantee and any other rights and remedies against Guarantor. Additionally, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by Transfac in any bankruptcy proceedings of any type involving Guarantor, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

5. Waiver by Guarantor. Guarantor expressly and absolutely, without affecting the liability of Guarantor hereunder:

a. Waives notice of acceptance by Transfac of this Guarantee, the offer of guarantee contemplated by this Guarantee, or any other notice which may be required relative to the acceptance of this Guarantee;

b. Waives notice of the failure of Client to make any payment on the Client Indebtedness and notice of the failure of any party to pay to Transfac any Account or other indebtedness held by Transfac as Collateral;

c. Waives notice of any adverse change in Client's condition, financial or otherwise, or of any other fact which might materially increase Guarantor's risk, whether or not Transfac has knowledge of the same;

d. Waives notice of transactions which have occurred under the Agreements or relating to or affecting this Guarantee;

e. Waives demand, protest, notice of dishonor or nonpayment or presentment for payment of any note, agreement, or other evidence of the Guarantor Indebtedness and the Client Indebtedness;

f. Waives notice of any kind in bringing and prosecuting any action on any note, agreement, or other evidence of the Client Indebtedness, diligence in connection with the collection on any note, agreement, or other evidence of Client Indebtedness and the handling of any Collateral existing, or to exist, in connection therewith; and

g. Waives any right to require Transfac to exhaust any Collateral or to first proceed against any other person or property.

6. Consent to Transfac's Acts. Guarantor hereby authorizes and consents to Transfac at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released, diminished, impaired, reduced, exonerated, or affected by:

a. The taking or accepting, or the failure by Transfac to take or accept, any other collateral or guarantee for the Client Indebtedness;

b. The modification, amendment, or extension, of any of the Agreements, or other evidence of the Client Indebtedness, to the granting of any other credit, and to the acceleration of maturity of the Client Indebtedness;

c. Any complete or partial release, waiver, exchange, substitution, subordination, impairment, loss, compromise, or other modification of the Collateral or any other guarantee at any time existing in connection with the Client Indebtedness;

d. The complete or partial release or substitution of Client or any other guarantors on the Client Indebtedness;

e. Any renewal, extension, modification, acceleration, consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Client Indebtedness, or any liability of any other party or any other guarantor therefor, or the performance of any covenant contained in any agreement had or to be had in connection with the Client Indebtedness, the Agreements, or the Collateral, either with or without notice to or consent of Guarantor;

f. Any neglect, delay, omission, failure, or refusal of Transfac to take or prosecute any action for the collection of the Client Indebtedness or any part thereof, or for the enforcement of any provision of any of the Agreements, or to foreclose or exhaust, or take or prosecute any action in connection with any Collateral or any guarantee of the Client Indebtedness, specifically including, but without limitation, the failure of Transfac to perfect any security interest in any Collateral;

g. Any increase or decrease in the rate of interest on any note, agreement, or other evidence of the Client Indebtedness;

h. Acceptance of any partial payments on the Client Indebtedness and the application of such partial payments to part of the Client Indebtedness; or

i. Transfac's exercising any and all rights and remedies available to Transfac by law, at equity or agreement, even if the exercise thereof may affect, modify, or eliminate Guarantor's right of subrogation against Client or any other party.

7. Transfac's Remedies. In the event Transfac obtains another guarantee for the Client Indebtedness or there is more than one Guarantor under this Guarantee, Guarantor agrees that Transfac, in its sole discretion, may (i) bring suit against Guarantor and/or the guarantors under any other guarantee, or any of the Guarantors individually, for the Guarantor Indebtedness, (ii) compromise or settle with any one or more of Guarantor and/or the guarantors under any other guarantee for such consideration as Transfac may deem proper, and (iii) release one or more of Guarantor and/or the guarantors under any other guarantee from liability. Guarantor further agrees that such action shall not impair or affect the rights of Transfac to collect the entire unpaid Guarantor Indebtedness from Guarantor pursuant to this Guarantee.

8. Application of Payments. Without affecting any obligation created hereby or hereunder, Guarantor grants to Transfac full power and authority, in its discretion and at any time and in such manner and on such terms as it deems fit, with or without notice to Guarantor, to apply payments and recoveries on the Client Indebtedness and on the Guarantor Indebtedness in such manner and in such order of priority as Transfac deems proper, whether or not such obligation is due at the time of such application.

9. Term of Guarantee. This Guarantee shall remain in full force and effect until all Client Indebtedness and all Guarantor Indebtedness has been fully paid. No termination of this Guarantee by Guarantor shall be effective.

10. Subrogation, Contribution and Indemnification. Guarantor hereby waives any and all rights of subrogation, contribution or indemnification against Client or any other guarantor of any nature whatsoever, now existing or hereafter arising or created.

11. Cumulative Rights. The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power and remedy herein specifically or hereafter existing at law, in equity or by statute which Transfac might otherwise have and may be exercised from time to time and as often and in such order as may be deemed expedient by Transfac. No delay or omission by Transfac in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power, or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

12. Governing Law. This Guarantee shall be governed by, and construed in accordance with, the laws of the State of Utah.

13. Binding Effect. This Guarantee may be executed and delivered to Transfac prior to the execution and delivery of the Agreements. This Guarantee shall nonetheless be considered a binding, enforceable Guarantee upon its execution and delivery to Transfac.

14. Revival Clause. If the incurring of any debt by Client or Guarantor or the payment of any money or transfer of property to Transfac by or on behalf of Client, Guarantor, or any other party, should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Transfac is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Transfac's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Transfac related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

15. Severability and Interpretation. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

16. Continuing Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee and shall continue in effect so long as the Guarantor Indebtedness, the Client Indebtedness, or any portion thereof is outstanding and unpaid, notwithstanding any termination of the Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and its successors, assigns, heirs, executors, and personal representatives. The death, insolvency, bankruptcy, disability, or lack of corporate power of Client, Guarantor, or any party at any time which is liable for the payment of any part or all of any Guarantor Indebtedness will not affect this Guarantee.

17. Joint and Several Liability. Each Guarantor shall be jointly and severally liable, with each other and with Client and with any other guarantors, for all obligations and liabilities arising under this Guarantee. All of the agreements, obligations, representations, and warranties contained herein shall apply to each Guarantor.

18. Jury Waiver, Exclusive Jurisdiction of Utah Courts. GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTEE.

Guarantor acknowledges that by execution and delivery of this Guarantee, Guarantor has transacted business in the State of Utah and Guarantor hereby voluntarily submits himself or herself, consents to, and waives any defense, to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Guarantee. EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS GUARANTEE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS GUARANTEE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC.

19. Disclosure of Information. Guarantor hereby consents to Transfac disclosing to any financial institution or investor providing financing or capital for Transfac, any and all information, knowledge, reports, and records, including, without limitation, financial statements, concerning Guarantor.

20. Entire Agreement. This Guarantee constitutes the entire agreement between Transfac and Guarantor for matters occurring on and after the date of this Guarantee and may not be altered, amended or modified except in writing signed by Transfac and Guarantor.

21. Prior Validity Guaranty. The Validity Guaranty (the "Prior Validity Guaranty") dated May 24, 2011 that Guarantor signed and provided to Crestmark Commercial Capital Lending LLC, a Michigan limited liability company ("Crestmark") to support the obligations due from Client to Crestmark pursuant to that certain Accounts Receivable Financing Agreement dated as of May 26, 2011 between Client and Crestmark Commercial Capital Lending LLC, a Michigan limited liability company ("Crestmark"), as amended by the Amendment to Accounts Receivable Financing Agreement dated as of June 5, 2012, the Second Amendment to Accounts Receivable Financing Agreement dated as of August 2, 2012, and the Third Amendment to Accounts Receivable Financing Agreement dated as of November 13, 2012 (collectively, the "Accounts Financing Agreement"), and which Prior Validity Guaranty and Accounts Financing Agreement were transferred, sold and assigned by Crestmark to Transfac pursuant to that certain ASSIGNMENT OF ACCOUNTS AND FINANCIAL DOCUMENTS by and between Crestmark and Transfac and consented to by Guarantor as of August 28, 2014, shall remain in effect and govern those transactions and matters occurring between Client, Crestmark, Guarantor and Transfac subject to said Accounts Financing Agreement and Prior Validity Guaranty prior to the date of this Guarantee.

Dated: October 1, 2014.

Guarantor:

Tony J. Primeaux

By: Tony Primeaux

Name: Tony Primeaux

Home Address: 408 Kilbourne Circle

City, State, Zip Code: Carencro, LA 70520

Telephone Number: 337-356-5633

SSN#: 435-94-7058

Driver's License No., State: 3616951 LA

3756690
9/23/2014

Initials TP

Certificate of Authorized Signatures

The undersigned, being David Dugas and Tony Primeaux, respectively of ESP Petrochemicals, Inc., a Corporation organized under the laws of the State of Louisiana (the "Client"), certify that Transfac Capital, Inc. ("Transfac"), is authorized to honor and accept the following names, signatures (including facsimile signatures), oral instructions, and email instructions on all requests for advances, disbursement instructions, account statements, and all other matters related to the Client.

Print Name	Signature
DAVID DUGAS	[signature]
Tony Primeaux	[signature]
Calvin Cyrus	[signature]

Transfac may conclusively rely on this Certificate until advised by Client in writing signed by the CEO of Client.

Date: October 1, 2014.

ESP Petrochemicals, Inc.

By: [signature]
Name: David Dugas
Title: CEO

By: [signature]
Name: Tony Primeaux
Title: President

Certificate of Authorization

The undersigned, being the President and Secretary, respectively, of **ESP Petrochemicals, Inc.**, a Corporation organized under the laws of the State of Louisiana (the "Company"), certify that the following is a true and correct copy of the resolution adopted by the Board of Directors of the Company at a lawful meeting of the Board of Directors held on the 1st day of October, 2014, and duly recorded in the minutes of that meeting, and further certify that this resolution has not been rescinded, modified, or amended and is presently in full force and effect:

Resolved, that this Company enter into a Purchase and Sale Agreement to secure financing in the sum of four million dollars ($4,000,000.00) from Transfac Capital, Inc., a Nevada Corporation ("Transfac").

Resolved, that this Company sell and transfer accounts receivable to Transfac and grant security interests, deeds of trust, mortgages, make assignments for purposes of security, and make such other pledges and grant such other encumbrances upon the assets of this Company as are required by Transfac to secure the obligations of this Company under the purchase and sale agreement.

The officers of the Company are authorized and directed to complete negotiations of the terms and conditions of the purchase and sale agreement and all transactions and documents related thereto.

Any officer of the Company is authorized to execute and deliver that certain Purchase Agreement and such other instruments and documents as are required or needed to obtain the financing.

Dated: October 1, 2014.

President: [signature]
Tony Primeaux

Secretary: [signature]
David Dugas

Corporate Authorization For Guarantee

The undersigned, being the President and Secretary, respectively, of **ESP Ventures, Inc.**, a corporation organized under the laws of the State of Delaware (the "Company"), certify that the following is a true and correct copy of the resolution adopted by the Board of Directors of this Company at a lawful meeting of the Board of Directors held on the 1st day of October, 2014, and duly recorded in the minutes of that meeting, and further certify that this resolution has not been rescinded, modified, or amended and is presently in full force and effect:

> **ESP Petrochemicals, Inc.** ("Client") has entered or is entering into a Purchase and Sale Agreement (as amended or otherwise modified from time to time, the "Purchase and Sale Agreement") with Transfac Capital, Inc. ("Transfac"), pursuant to which Client will sell accounts receivable from time to time to Transfac.
>
> This Company shall receive substantial economic benefits from the sale of the accounts receivable of Client pursuant to the Purchase and Sale Agreement.
>
> Resolved, that this Company execute a guarantee (the "Guarantee") pursuant to which this Company shall guarantee the obligations of Client to Transfac under the Purchase and Sale Agreement.
>
> The officers of this Company are authorized and directed to complete negotiations of the terms and conditions of the Guarantee and all transactions and documents related thereto.
>
> Any officer is authorized to execute and deliver the Guarantee and such other instruments and documents as are required by Transfac in connection with the Guarantee.

Dated: October 1, 2014.

David Dugas
President

Tony Primeaux
Secretary

4405677
9/23/2014

Corporate Guarantee

This Guarantee ("Guarantee") is made by the undersigned ("Guarantor") to Transfac Capital, Inc. ("Transfac"), a Nevada Corporation, as an inducement to Transfac to enter into a Purchase and Sale Agreement with **ESP Petrochemicals, Inc.**, a Louisiana corporation ("Client").

For good and valuable consideration, receipt of which is hereby acknowledged, Guarantor, as a compensated guarantor, agrees as follows:

1. Definitions. Terms defined in the above recitals shall have the meanings set forth above. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

"Account" shall have the meaning set forth in the Purchase and Sale Agreement.

"Agreements" means the Purchase and Sale Agreement or any agreements related thereto.

"Collateral" means any and all collateral for the Indebtedness, now existing or hereafter created or arising, including Accounts purchased by Transfac.

"Indebtedness" means any and all obligations of Client owing to Transfac arising from or related to the Agreements.

2. Guarantee. Guarantor absolutely and unconditionally guarantees to Transfac that Client shall promptly and fully perform, pay and discharge the Indebtedness. If Client fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay the Indebtedness on demand.

3. Guarantee Unconditional. This Guarantee is an absolute and unconditional guarantee of payment and not of collectibility. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, sufficiency or enforceability of the Agreements or any Collateral. Transfac shall not be required to (i) proceed against Client by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or (iii) exercise, pursue or enforce any right or remedy Transfac may have against any other guarantor (whether hereunder or under a separate instrument), any other party, or otherwise, prior to proceeding against Guarantor.

4. Collection Costs and Attorneys Fees. If Guarantor fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees, incurred by Transfac in enforcing or exercising any remedies under this Guarantee and any other rights and remedies against Guarantor. Additionally, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by Transfac in any bankruptcy proceedings of any type involving Guarantor, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

5. Waiver by Guarantor. Guarantor expressly and absolutely, without affecting the liability of Guarantor hereunder:

a. Waives notice of acceptance by Transfac of this Guarantee, the offer of guarantee contemplated by this Guarantee, or any other notice which may be required relative to the acceptance of this Guarantee;

b. Waives notice of the failure of Client to make any payment on the Indebtedness and notice of the failure of any party to pay to Transfac any Account or other indebtedness held by Transfac as Collateral;

c. Waives notice of any adverse change in Client's condition, financial or otherwise, or of any other fact which might materially increase Guarantor's risk, whether or not Transfac has knowledge of the same;

d. Waives notice of transactions which have occurred under the Agreements or relating to or affecting this Guarantee;

e. Waives demand, protest, notice of dishonor or nonpayment or presentment for payment of any note, agreement, or other evidence of the Indebtedness;

f. Waives notice of any kind in bringing and prosecuting any action on any note, agreement, or other evidence of the Indebtedness, diligence in connection with the collection on any note, agreement, or other evidence of Indebtedness and the handling of any Collateral existing, or to exist, in connection therewith; and

g. Waives any right to require Transfac to exhaust any Collateral or to first proceed against any other person or property.

6. Consent to Transfac's Acts. Guarantor hereby authorizes and consents to Transfac, at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released, diminished, impaired, reduced, exonerated, or affected by:

a. The taking or accepting, or the failure by Transfac to take or accept, any other collateral or guarantee for the Indebtedness;

b. The modification, amendment, or extension, of any of the Agreements, or other evidence of the Indebtedness, to the granting of any other credit, and to the acceleration of maturity of the Indebtedness;

c. Any complete or partial release, waiver, exchange, substitution, subordination, impairment, loss, compromise, or other modification of the Collateral or any other guarantee at any time existing in connection with the Indebtedness;

d. The complete or partial release or substitution of Client or any other guarantors on the Indebtedness;

e. Any renewal, extension, modification, acceleration, consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Indebtedness, or any liability of any other party or any other guarantor

therefor, or the performance of any covenant contained in any agreement had or to be had in connection with the Indebtedness, the Agreements, or the Collateral, either with or without notice to or consent of Guarantor;

f. Any neglect, delay, omission, failure, or refusal of Transfac to take or prosecute any action for the collection of the Indebtedness or any part thereof, or for the enforcement of any provision of any of the Agreements, or to foreclose or exhaust, or take or prosecute any action in connection with any Collateral or any guarantee of the Indebtedness, specifically including, but without limitation, the failure of Transfac to perfect any security interest in any Collateral;

g. Any increase or decrease in the rate of interest on any note, agreement, or other evidence of the Indebtedness;

h. Acceptance of any partial payments on the Indebtedness and the application of such partial payments to part of the Indebtedness; or

i. Transfac's exercising any and all rights and remedies available to Transfac by law, at equity, or agreement, even if the exercise thereof may affect, modify, or eliminate Guarantor's right of subrogation against Client or any other party.

7. Subordination by Guarantor.

a. Collateral. Irrespective of the time, order, manner, or method of creation, attachment, or perfection, any and all security interests, liens, mortgages, deeds of trust, assignments, and any other right, title or interest in, to, or on any Collateral, whether obtained by agreement or by judicial process ("Encumbrance"), in favor of Transfac, now existing or hereafter created, shall have priority over any and all Encumbrances in favor of Guarantor in, to, or on any Collateral, now existing or hereafter created. Guarantor hereby subordinates any and all Encumbrances in favor of Guarantor in, to, or on any Collateral, now existing or hereafter created, to any and all Encumbrances in favor of Transfac in, to, or on any Collateral, now existing or hereafter created.

b. Payment. Upon request by Transfac, (i) the right of Guarantor to receive any payment, whether of principal or interest, on any obligation owing by Client to Guarantor shall be subordinated to the right of Transfac to receive payment on the Indebtedness; (ii) Guarantor shall not receive or accept any payments from or on behalf of Client, any guarantor, or any other obligor on any obligation owing by Client to Guarantor without the prior written consent of Transfac, and, if Guarantor receives any payment without Transfac's prior written consent, such payment shall be received in trust for Transfac and shall be immediately tendered to Transfac to be applied towards the Indebtedness; and (iii) Guarantor shall direct Client to make all payments on any obligation owing to Guarantor by Client directly to Transfac to be applied towards the Indebtedness, which direction may not be changed or terminated without the prior written consent of Transfac.

8. Transfac's Remedies. In the event Transfac obtains another guarantee for the Indebtedness or there is more than one Guarantor under this Guarantee, Guarantor agrees that Transfac, in its sole discretion, may (i) bring suit against Guarantor and/or the guarantors under any other guarantee, or any of the Guarantors individually, for the Indebtedness, (ii) compromise or settle with any one or more of Guarantor and/or the guarantors under any other guarantee for such consideration as Transfac may deem proper, and (iii) release one or more of Guarantor and/or the guarantors under any other guarantee from liability. Guarantor further agrees that such action shall not impair or affect the rights of Transfac to collect the entire unpaid Indebtedness from Guarantor pursuant to this Guarantee.

9. Application of Payments. Without affecting any obligation created hereby or hereunder, Guarantor grants to Transfac full power and authority, in its discretion and at any time and in such manner and on such terms as it deems fit, with or without notice to Guarantor, to apply payments and recoveries on the Indebtedness in such manner and in such order of priority as Transfac deems proper, whether or not such obligation is due at the time of such application.

10. Term of Guarantee. This Guarantee shall remain in full force and effect until all Indebtedness has been fully paid. No termination of this Guarantee by Guarantor shall be effective.

11. Subrogation, Contribution and Indemnification. Guarantor hereby waives any and all rights of subrogation, contribution or indemnification against Client or any other guarantor of any nature whatsoever, now existing or hereafter arising or created.

12. Cumulative Rights. The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power and remedy herein specifically or hereafter existing at law, in equity or by statute which Transfac might otherwise have and may be exercised from time to time and as often and in such order as may be deemed expedient by Transfac. No delay or omission by Transfac in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power, or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

13. Governing Law. This Guarantee shall be governed by, and construed in accordance with, the laws of the State of Utah.

14. Binding Effect. This Guarantee may be executed and delivered to Transfac prior to the execution and delivery of the Agreements. This Guarantee shall nonetheless be considered a binding, enforceable Guarantee upon its execution and delivery to Transfac.

15. Revival Clause. If the incurring of any debt by Client or Guarantor or the payment of any money or transfer of property to Transfac by or on behalf of Client, Guarantor, or any other party, should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Transfac is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon

the advice of Transfac's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Transfac related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

16. Severability and Interpretation. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

17. Continuing Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee and shall continue in effect so long as the Indebtedness or any portion thereof is outstanding and unpaid, notwithstanding any termination of the Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and its successors, assigns, heirs, executors, and personal representatives. The death, insolvency, bankruptcy, disability, or lack of corporate power of Client, Guarantor, or any party at any time which is liable for the payment of any part or all of any Indebtedness will not affect this Guarantee.

18. Joint and Several Liability. Each Guarantor shall be jointly and severally liable, with each other and with Client and with any other guarantors, for all obligations and liabilities arising under this Guarantee. All of the agreements, obligations, representations, and warranties contained herein shall apply to each Guarantor.

19. Jury Waiver, Exclusive Jurisdiction of Utah Courts. GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTEE.

Guarantor acknowledges that by execution and delivery of this Guarantee, Guarantor has transacted business in the State of Utah and Guarantor hereby voluntarily submits himself or herself, consents to, and waives any defense, to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Guarantee. EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS GUARANTEE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS GUARANTEE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC.

20. Disclosure of Information. Guarantor hereby consents to Transfac disclosing to any financial institution or investor providing financing or capital for Transfac, any and all information, knowledge, reports, and records, including, without limitation, financial statements, concerning Guarantor.

21. Entire Agreement. This Guarantee constitutes the entire agreement between Transfac and Guarantor for matters occurring on and after the date of this Guarantee and may not be altered, amended or modified except in writing signed by Transfac and Guarantor.

22. Prior Guaranty. The Corporate Guaranty (the "Prior Corporate Guaranty") dated May 24, 2011 that Guarantor signed and provided to Crestmark Commercial Capital Lending LLC, a Michigan limited liability company ("Crestmark") to support the obligations due from Client to Crestmark pursuant to that certain Accounts Receivable Financing Agreement dated as of May 26, 2011 between Client and Crestmark Commercial Capital Lending LLC, a Michigan limited liability company ("Crestmark"), as amended by the Amendment to Accounts Receivable Financing Agreement dated as of June 5, 2012, the Second Amendment to Accounts Receivable Financing Agreement dated as of August 2, 2012, and the Third Amendment to Accounts Receivable Financing Agreement dated as of November 13, 2012 (collectively, the "Accounts Financing Agreement"), and which Prior Corporate Guaranty and Accounts Financing Agreement were transferred, sold and assigned by Crestmark to Transfac pursuant to that certain ASSIGNMENT OF ACCOUNTS AND FINANCIAL DOCUMENTS by and between Crestmark and Transfac and consented to by Guarantor as of August 28, 2014, shall remain in effect and govern those transactions and matters occurring between Client, Crestmark, Guarantor and Transfac subject to said Accounts Financing Agreement and Prior Corporate Guaranty prior to the date of this Guarantee.

Dated: October 1, 2014.

Guarantor:

ESP Ventures, Inc., a Delaware Corporation

By: [signature]
Name: David Dugas
Title: CEO
Business Address: 1003 S. High Walls Ste G1 Lafayette, LA 70503
Telephone Number: 337-456-4569
EIN: 20-5826111

9/23/2014

Corporate Authorization For Guarantee

The undersigned, being the President and Secretary, respectively, of **ESP Resources, Inc.**, a corporation organized under the laws of the State of Nevada (the "Company"), certify that the following is a true and correct copy of the resolution adopted by the Board of Directors of this Company at a lawful meeting of the Board of Directors held on the 1st day of October, 2014, and duly recorded in the minutes of that meeting, and further certify that this resolution has not been rescinded, modified, or amended and is presently in full force and effect:

> **ESP Petrochemicals, Inc.** ("Client") has entered or is entering into a Purchase and Sale Agreement (as amended or otherwise modified from time to time, the "Purchase and Sale Agreement") with Transfac Capital, Inc. ("Transfac"), pursuant to which Client will sell accounts receivable from time to time to Transfac.
>
> This Company shall receive substantial economic benefits from the sale of the accounts receivable of Client pursuant to the Purchase and Sale Agreement.
>
> Resolved, that this Company execute a guarantee (the "Guarantee") pursuant to which this Company shall guarantee the obligations of Client to Transfac under the Purchase and Sale Agreement.
>
> The officers of this Company are authorized and directed to complete negotiations of the terms and conditions of the Guarantee and all transactions and documents related thereto.
>
> Any officer is authorized to execute and deliver the Guarantee and such other instruments and documents as are required by Transfac in connection with the Guarantee.

Dated: October 1, 2014.

David Dugas
President

Tony Primeaux
Secretary

4405677_2.DOC
12/18/2008

Corporate Guarantee

This Guarantee ("Guarantee") is made by the undersigned ("Guarantor") to Transfac Capital, Inc. ("Transfac"), a Nevada Corporation, as an inducement to Transfac to enter into a Purchase and Sale Agreement with **ESP Petrochemicals, Inc.,** a Louisiana corporation ("Client").

For good and valuable consideration, receipt of which is hereby acknowledged, Guarantor, as a compensated guarantor, agrees as follows:

1. Definitions. Terms defined in the above recitals shall have the meanings set forth above. Terms defined in the singular shall have the same meaning when used in the plural and vice versa. As used herein, the term:

"Account" shall have the meaning set forth in the Purchase and Sale Agreement.

"Agreements" means the Purchase and Sale Agreement or any agreements related thereto.

"Collateral" means any and all collateral for the Indebtedness, now existing or hereafter created or arising, including Accounts purchased by Transfac.

"Indebtedness" means any and all obligations of Client owing to Transfac arising from or related to the Agreements.

2. Guarantee. Guarantor absolutely and unconditionally guarantees to Transfac that Client shall promptly and fully perform, pay and discharge the Indebtedness. If Client fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay the Indebtedness on demand.

3. Guarantee Unconditional. This Guarantee is an absolute and unconditional guarantee of payment and not of collectibility. The liability of Guarantor hereunder is not conditional or contingent upon the genuineness, validity, sufficiency or enforceability of the Agreements or any Collateral. Transfac shall not be required to (i) proceed against Client by suit or otherwise, (ii) foreclose, proceed against, liquidate or exhaust any Collateral, or (iii) exercise, pursue or enforce any right or remedy Transfac may have against any other guarantor (whether hereunder or under a separate instrument), any other party, or otherwise, prior to proceeding against Guarantor.

4. Collection Costs and Attorneys Fees. If Guarantor fails to pay any Indebtedness promptly as the same becomes due, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees, incurred by Transfac in enforcing or exercising any remedies under this Guarantee and any other rights and remedies against Guarantor. Additionally, Guarantor agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by Transfac in any bankruptcy proceedings of any type involving Guarantor, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

5. Waiver by Guarantor. Guarantor expressly and absolutely, without affecting the liability of Guarantor hereunder:

a. Waives notice of acceptance by Transfac of this Guarantee, the offer of guarantee contemplated by this Guarantee, or any other notice which may be required relative to the acceptance of this Guarantee;

b. Waives notice of the failure of Client to make any payment on the Indebtedness and notice of the failure of any party to pay to Transfac any Account or other indebtedness held by Transfac as Collateral;

c. Waives notice of any adverse change in Client's condition, financial or otherwise, or of any other fact which might materially increase Guarantor's risk, whether or not Transfac has knowledge of the same;

d. Waives notice of transactions which have occurred under the Agreements or relating to or affecting this Guarantee;

e. Waives demand, protest, notice of dishonor or nonpayment or presentment for payment of any note, agreement, or other evidence of the Indebtedness;

f. Waives notice of any kind in bringing and prosecuting any action on any note, agreement, or other evidence of the Indebtedness, diligence in connection with the collection on any note, agreement, or other evidence of Indebtedness and the handling of any Collateral existing, or to exist, in connection therewith; and

g. Waives any right to require Transfac to exhaust any Collateral or to first proceed against any other person or property.

6. Consent to Transfac's Acts. Guarantor hereby authorizes and consents to Transfac, at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released, diminished, impaired, reduced, exonerated, or affected by:

a. The taking or accepting, or the failure by Transfac to take or accept, any other collateral or guarantee for the Indebtedness;

b. The modification, amendment, or extension, of any of the Agreements, or other evidence of the Indebtedness, to the granting of any other credit, and to the acceleration of maturity of the Indebtedness;

c. Any complete or partial release, waiver, exchange, substitution, subordination, impairment, loss, compromise, or other modification of the Collateral or any other guarantee at any time existing in connection with the Indebtedness;

d. The complete or partial release or substitution of Client or any other guarantors on the Indebtedness;

e. Any renewal, extension, modification, acceleration, consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Indebtedness, or any liability of any other party or any other guarantor

therefor, or the performance of any covenant contained in any agreement had or to be had in connection with the Indebtedness, the Agreements, or the Collateral, either with or without notice to or consent of Guarantor;

f. Any neglect, delay, omission, failure, or refusal of Transfac to take or prosecute any action for the collection of the Indebtedness or any part thereof, or for the enforcement of any provision of any of the Agreements, or to foreclose or exhaust, or take or prosecute any action in connection with any Collateral or any guarantee of the Indebtedness, specifically including, but without limitation, the failure of Transfac to perfect any security interest in any Collateral;

g. Any increase or decrease in the rate of interest on any note, agreement, or other evidence of the Indebtedness;

h. Acceptance of any partial payments on the Indebtedness and the application of such partial payments to part of the Indebtedness; or

i. Transfac's exercising any and all rights and remedies available to Transfac by law, at equity, or agreement, even if the exercise thereof may affect, modify, or eliminate Guarantor's right of subrogation against Client or any other party.

7. Subordination by Guarantor.

a. Collateral. Irrespective of the time, order, manner, or method of creation, attachment, or perfection, any and all security interests, liens, mortgages, deeds of trust, assignments, and any other right, title or interest in, to, or on any Collateral, whether obtained by agreement or by judicial process ("Encumbrance"), in favor of Transfac, now existing or hereafter created, shall have priority over any and all Encumbrances in favor of Guarantor in, to, or on any Collateral, now existing or hereafter created. Guarantor hereby subordinates any and all Encumbrances in favor of Guarantor in, to, or on any Collateral, now existing or hereafter created, to any and all Encumbrances in favor of Transfac in, to, or on any Collateral, now existing or hereafter created.

b. Payment. Upon request by Transfac, (i) the right of Guarantor to receive any payment, whether of principal or interest, on any obligation owing by Client to Guarantor shall be subordinated to the right of Transfac to receive payment on the Indebtedness; (ii) Guarantor shall not receive or accept any payments from or on behalf of Client, any guarantor, or any other obligor on any obligation owing by Client to Guarantor without the prior written consent of Transfac, and, if Guarantor receives any payment without Transfac's prior written consent, such payment shall be received in trust for Transfac and shall be immediately tendered to Transfac to be applied towards the Indebtedness; and (iii) Guarantor shall direct Client to make all payments on any obligation owing to Guarantor by Client directly to Transfac to be applied towards the Indebtedness, which direction may not be changed or terminated without the prior written consent of Transfac.

8. Transfac's Remedies. In the event Transfac obtains another guarantee for the Indebtedness or there is more than one Guarantor under this Guarantee, Guarantor agrees that Transfac, in its sole discretion, may (i) bring suit against Guarantor and/or the guarantors under any other guarantee, or any of the Guarantors individually, for the Indebtedness, (ii) compromise or settle with any one or more of Guarantor and/or the guarantors under any other guarantee for such consideration as Transfac may deem proper, and (iii) release one or more of Guarantor and/or the guarantors under any other guarantee from liability. Guarantor further agrees that such action shall not impair or affect the rights of Transfac to collect the entire unpaid Indebtedness from Guarantor pursuant to this Guarantee.

9. Application of Payments. Without affecting any obligation created hereby or hereunder, Guarantor grants to Transfac full power and authority, in its discretion and at any time and in such manner and on such terms as it deems fit, with or without notice to Guarantor, to apply payments and recoveries on the Indebtedness in such manner and in such order of priority as Transfac deems proper, whether or not such obligation is due at the time of such application.

10. Term of Guarantee. This Guarantee shall remain in full force and effect until all Indebtedness has been fully paid. No termination of this Guarantee by Guarantor shall be effective.

11. Subrogation, Contribution and Indemnification. Guarantor hereby waives any and all rights of subrogation, contribution or indemnification against Client or any other guarantor of any nature whatsoever, now existing or hereafter arising or created.

12. Cumulative Rights. The rights and remedies herein conferred are cumulative and not exclusive of any other rights or remedies and shall be in addition to every other right, power and remedy herein specifically or hereafter existing at law, in equity or by statute which Transfac might otherwise have and may be exercised from time to time and as often and in such order as may be deemed expedient by Transfac. No delay or omission by Transfac in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power, or remedy or be construed to be a waiver of any default or to be an acquiescence therein.

13. Governing Law. This Guarantee shall be governed by, and construed in accordance with, the laws of the State of Utah.

14. Binding Effect. This Guarantee may be executed and delivered to Transfac prior to the execution and delivery of the Agreements. This Guarantee shall nonetheless be considered a binding, enforceable Guarantee upon its execution and delivery to Transfac.

15. Revival Clause. If the incurring of any debt by Client or Guarantor or the payment of any money or transfer of property to Transfac by or on behalf of Client, Guarantor, or any other party, should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Transfac is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon

the advice of Transfac's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Transfac related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

16. Severability and Interpretation. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references in this Guarantee to the singular shall be deemed to include the plural when the context so requires, and vice versa. References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

17. Continuing Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive the execution and delivery of this Guarantee and shall continue in effect so long as the Indebtedness or any portion thereof is outstanding and unpaid, notwithstanding any termination of the Guarantee. All agreements, representations, warranties, and covenants made herein by Guarantor shall survive any bankruptcy proceedings. This Guarantee shall bind the party making the same, and its successors, assigns, heirs, executors, and personal representatives. The death, insolvency, bankruptcy, disability, or lack of corporate power of Client, Guarantor, or any party at any time which is liable for the payment of any part or all of any Indebtedness will not affect this Guarantee.

18. Joint and Several Liability. Each Guarantor shall be jointly and severally liable, with each other and with Client and with any other guarantors, for all obligations and liabilities arising under this Guarantee. All of the agreements, obligations, representations, and warranties contained herein shall apply to each Guarantor.

19. Jury Waiver, Exclusive Jurisdiction of Utah Courts. GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTEE.

Guarantor acknowledges that by execution and delivery of this Guarantee, Guarantor has transacted business in the State of Utah and Guarantor hereby voluntarily submits himself or herself, consents to, and waives any defense, to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Guarantee. EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS GUARANTEE. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS GUARANTEE MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY TRANSFAC.

20. Disclosure of Information. Guarantor hereby consents to Transfac disclosing to any financial institution or investor providing financing or capital for Transfac, any and all information, knowledge, reports, and records, including, without limitation, financial statements, concerning Guarantor.

21. Entire Agreement. This Guarantee constitutes the entire agreement between Transfac and Guarantor for matters occurring on and after the date of this Guarantee and may not be altered, amended or modified except in writing signed by Transfac and Guarantor.

22. Prior Guaranty. The Corporate Guaranty (the "Prior Corporate Guaranty") dated May 24, 2011 that Guarantor signed and provided to Crestmark Commercial Capital Lending LLC, a Michigan limited liability company ("Crestmark") to support the obligations due from Client to Crestmark pursuant to that certain Accounts Receivable Financing Agreement dated as of May 26, 2011 between Client and Crestmark Commercial Capital Lending LLC, a Michigan limited liability company ("Crestmark"), as amended by the Amendment to Accounts Receivable Financing Agreement dated as of June 5, 2012, the Second Amendment to Accounts Receivable Financing Agreement dated as of August 2, 2012, and the Third Amendment to Accounts Receivable Financing Agreement dated as of November 13, 2012 (collectively, the "Accounts Financing Agreement"), and which Prior Corporate Guaranty and Accounts Financing Agreement were transferred, sold and assigned by Crestmark to Transfac pursuant to that certain ASSIGNMENT OF ACCOUNTS AND FINANCIAL DOCUMENTS by and between Crestmark and Transfac and consented to by Guarantor as of August 28, 2014, shall remain in effect and govern those transactions and matters occurring between Client, Crestmark, Guarantor and Transfac subject to said Accounts Financing Agreement and Prior Corporate Guaranty prior to the date of this Guarantee.

Dated: October 1, 2014.

Guarantor:

ESP Resources, Inc., a Nevada Corporation

By: [signature]

Name: David Dugas

Title: CEO

Business Address: 1003 S. Hugh Wallis Ste G1 Lafayette, LA 70503

Telephone Number: 337-456-4569

EIN: 98-0440762

3756146
9/23/2014